SCHEDULE 14C
                                 (Rule 14c-101)
                  INFORMATION REQUIRED IN INFORMATION STATEMENT
                            SCHEDULE 14C INFORMATION
             INFORMATION STATEMENT PURSUANT TO SECTION 14(c) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )

      Check the appropriate box:

|_|   Preliminary information statement      |_|   Confidential, for use of  the
                                                   Commission only (as permitted
|X|   Definitive information statement             by Rule 14c-5(d)(2))

                           MARINE JET TECHNOLOGY CORP.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required.

|_|   Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

      (1)   Title of each class of securities to which transaction applies:

                  N/A
            --------------------------------------------------------------------

      (2)   Aggregate number of securities to which transactions applies:

                  N/A
            --------------------------------------------------------------------

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

                  N/A
            --------------------------------------------------------------------

      (4)   Proposed maximum aggregate value of transaction:

                  N/A
            --------------------------------------------------------------------

      (5)   Total fee paid:

                  N/A
            --------------------------------------------------------------------

|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount previously paid:

            --------------------------------------------------------------------

      (2)   Form, Schedule or Registration Statement No.:

            --------------------------------------------------------------------

      (3)   Filing Party:

            --------------------------------------------------------------------

      (4)   Date Filed:

            --------------------------------------------------------------------

                           MARINE JET TECHNOLOGY CORP.
                             5804 E. SLAUSON AVENUE
                           COMMERCE, CALIFORNIA 90040



To the Holders of Preferred Stock and Common Stock of
Marine Jet Technology Corp.:

         Marine Jet Technology Corp., a Nevada corporation ("Company"), on May 4, 2005, obtained written consent from stockholders holding a majority of the outstanding shares of voting securities of the Company entitled to vote on the following actions:

         1.       To change the Company's name to Blue Holdings, Inc.

         2. To authorize a reverse split of the Company's outstanding common stock on a basis of 1 for 29, with special treatment for certain of the Company's stockholders to preserve round lot stockholders.

         3.       To  approve  an  amendment  to  the   Company's   articles  of
                  incorporation to increase the number of authorized shares of common stock from 45,000,000 to 75,000,000.

         4.       To approve the adoption of a stock incentive plan.

         The details of the foregoing actions and other important information are set forth in the accompanying Information Statement. The Board of Directors of the Company has unanimously approved the above actions.

         Under Section 78.320 of the Nevada General Corporation Law, action by stockholders may be taken without a meeting, without prior notice, by written consent of the holders of outstanding capital stock having not less than the minimum number of votes that would be necessary to authorize the action at a meeting at which all shares entitled to vote thereon were present and voted. On that basis, the stockholders holding a majority of the outstanding shares of capital stock entitled to vote approved the foregoing actions. No other vote or stockholder action is required. You are hereby being provided with notice of the approval of the foregoing actions by less than unanimous written consent of the stockholders of the Company.

         WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

                                 By Order of the Board of Directors,


                                 /s/ Paul Guez
                                 -----------------------------------------------
                                 Paul Guez,
                                 Chairman, Chief Executive Officer and President

Commerce, California
May 16, 2005

                           MARINE JET TECHNOLOGY CORP.

                              INFORMATION STATEMENT


               CONCERNING CORPORATE ACTIONS AUTHORIZED BY WRITTEN
                    CONSENT OF STOCKHOLDERS OWNING A MAJORITY
             OF SHARES OF VOTING SECURITIES ENTITLED TO VOTE THEREON

                      WE ARE NOT ASKING YOU FOR A PROXY AND
                    YOU ARE REQUESTED NOT TO SEND US A PROXY

GENERAL INFORMATION

         This Information Statement is being furnished to the stockholders of Marine Jet Technology Corp., a Nevada corporation ("Company," "we' or "us"), to advise them of the corporate actions described herein, which have been authorized by the written consent of stockholders owning a majority of the outstanding voting securities of the Company entitled to vote thereon. This action is being taken in accordance with the requirements of the general corporation law of the State of Nevada ("NGCL").

         The Company's board of directors has determined that the close of business on May 17, 2005 is the record date ("Record Date") for the stockholders entitled to notice about the actions authorizing: (i) the change in the name of the Company from "Marine Jet Technology Corp." to "Blue Holdings, Inc."; (ii) a reverse split of the Company's currently outstanding common stock on a basis of 1 for 29, with special treatment for certain of the Company's stockholders to preserve round lot stockholders and the rounding up for fractional interests as herein provided, (iii) an amendment to the Company's articles of incorporation to increase the number of authorized shares of common stock from 45,000,000 to 75,000,000; and (iv) the adoption of a stock incentive plan. The foregoing actions are referred to herein individually as the "Action" or collectively as the "Actions".

         Under Section 78.320 of the NGCL, any action required or permitted by the NGCL to be taken at an annual or special meeting of stockholders of a Nevada corporation may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the approval of the Actions must be given to those stockholders who have not consented in writing to the action and who, if the action had been taken at a meeting, would otherwise have been entitled to notice of the meeting.

         On May 4, 2005, a stockholder who was the owner of record of 653,643 shares of the Company's Series A Convertible Preferred Stock, representing approximately 72.2% of the outstanding voting securities of the Company, executed and delivered to the Company a written consent authorizing and approving each of the Actions. This written consent was also executed by four other persons who collectively owned shares of the Company's Series A Convertible Preferred Stock and Common Stock representing 26.3% of the outstanding voting securities of the Company.

         Accordingly, all of the above Actions have been approved by holders representing approximately 98.5% of the outstanding voting securities of the Company. As such, no vote or further action of the stockholders of the Company is required to approve the Actions. You are hereby being provided with notice of the approval of the Actions by less than unanimous written consent of the stockholders of the

Company. However, under federal law, these Actions will not be effective until at least 20 days after this Information Statement has first been sent to stockholders.

         On May 4, 2005, the board of directors approved each of the Actions and authorized the Company's officers to deliver this Information Statement.

         The executive offices of the Company are located at 5804 E. Slauson Avenue, Commerce, California 90040, and its telephone number is (323) 725-5555.

         This Information Statement will first be mailed to stockholders on or about May 16, 2005 and is being furnished for informational purposes only.

INTEREST OF PERSONS IN MATTERS TO BE ACTED UPON

         No officer or director or principal shareholder has a substantial or material interest in the favorable outcome of these Actions other than as discussed herein.

CHANGE OF CONTROL

         On April 14, 2005, the Company entered into an Exchange Agreement with Antik Denim, LLC ("Antik"), each of the members of Antik (the "Antik Members"), and Keating Reverse Merger Fund, LLC ("KRM Fund"). The closing of the transactions contemplated by the Exchange Agreement (the "Closing") occurred on April 29, 2005. At the Closing, pursuant to the terms of the Exchange Agreement, the Company acquired all of the outstanding membership interests of Antik (the "Interests") from the Antik Members, and the Antik Members contributed all of their Interests to the Company. In exchange, the Company issued to the Antik Members 843,027 shares of Series A Convertible Preferred Stock, par value $0.001 per share, of the Company ("Preferred Shares"), which will be convertible into approximately 708,984,875 shares of the Company's common stock ("Conversion Shares"). The issuance of the Preferred Shares and, upon conversion, the shares of the Company's common stock underlying the Preferred Shares, to the Antik Members was exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to Section 4(2) thereof.

         Following  the  exchange  transaction,   Antik  became  a  wholly-owned
subsidiary of the Company.

         The Company is presently authorized under its Articles of Incorporation to issue 45,000,000 shares of common stock, par value $0.001 per share, and 5,000,000 shares of preferred stock, par value $0.001 per share. Of the
5,000,000 shares of preferred stock authorized, 850,000 shares have been designated as Series A Convertible Preferred Stock pursuant to a certificate of designations ("Certificate of Designations"), which was approved by the Company's board of directors, and filed with and accepted by, the Secretary of State of the State of Nevada on April 26, 2005.

         Currently, the Company has 28,122,570 shares of common stock issued and outstanding and 843,027 shares of Series A Convertible Preferred Stock
("Preferred Shares") issued and outstanding. Each Preferred Share will be convertible into 841 shares of the Company's common stock (the "Conversion Rate"). The Preferred Shares will immediately and automatically be converted into shares of the Company's common stock (the "Mandatory Conversion") upon the approval and effectiveness of the increase in the number of authorized shares of the Company's common stock and the reverse split as described herein.

         The holders of Preferred Shares are entitled to vote together with the holders of the common stock, as a single class, upon all matters submitted to holders of common stock for a vote. Each Preferred

Share carries a number of votes equal to the number of shares of common stock issuable in the Mandatory Conversion based on the then applicable Conversion Rate. As such, immediately following the exchange transaction, the Antik Members owned 95.8% of the total combined voting power of all classes of the Company's securities entitled to vote.

         Upon Mandatory Conversion of the Preferred Shares, and subject to an adjustment of the Conversion Rate as a result of the reverse split described herein, the Antik Members will, in the aggregate, receive approximately 24,447,783 shares of the Company's common stock, representing 95.80% of the outstanding shares of the Company's common stock immediately following the Mandatory Conversion. The existing stockholders of the Company will, following the Mandatory Conversion and reverse split, own approximately 969,745 shares of the Company's common stock, representing 3.8% of the outstanding shares of the Company's common stock immediately following the Mandatory Conversion.

         Effective as of the Closing, the existing officers of the Company resigned, and the newly-appointed directors of the Company were Paul Guez (Antik's Chief Executive Officer and Manager), David Weiner, a director designated by Paul Guez, and Kevin R. Keating, a director designated by KRM Fund (the "KRM Designate"). Mr. Keating, who was the sole director of the Company prior to the Closing, remained as a director of the Company following the Closing. KRM Fund and each Antik Member agreed to vote their shares of the Company's common stock to elect the KRM Designate to the Company's board for a period of one year following the Closing and to vote for such other persons that may be designated by Paul Guez to fill any vacant position on the board of directors (other than the KRM Designate). The size of the board is initially three members, but may be increased by the board of directors to five members during the one year period following Closing.

          At Closing, the Company also entered into a certain financial advisory agreement with Keating Securities, LLC ("Keating Securities"), a registered broker-dealer, under which Keating Securities received $350,000 from the Company for its advisory services rendered to the Company in connection with the exchange transaction.

         On March 28, 2005, in its Current Report on Form 8-K dated March 24, 2005, the Company reported the execution of a letter of intent to acquire Antik. On April 15, 2005, in its Current Report on Form 8-K dated April 14, 2005, the Company reported the execution of the Exchange Agreement and included a copy of the Exchange Agreement therein as Exhibit 2.5. On April 29, 2005, in its Current Report on Form 8-K dated April 29, 2005, the Company reported the closing of the transactions contemplated by the Exchange Agreement and included copies of the Certificate of Designations (as Exhibit 4.1) and financial advisory agreement with Keating Securities (as Exhibit 10.1). The Company also filed, and mailed to all stockholders of record as of April 15, 2005, a Schedule 14f-1 Information Statement on April 19, 2005.


                                VOTING SECURITIES

         The Company has shares of its common stock and Series A Convertible Preferred Stock issued and outstanding at the time of the stockholder action. As of the date of this stockholder action, there were 28,122,570 shares of common stock issued and outstanding and 843,027 shares of Series A Convertible Preferred Stock issued and outstanding.

         Each share of common stock is entitled to one vote on all matters submitted to the holders of common stock for their approval. The holders of Series A Convertible Preferred Stock are entitled to vote together with the holders of the common stock, as a single class, upon all matters submitted to holders of common stock for a vote. Each share of Series A Convertible Preferred Stock currently carries 841 votes (based on the number of shares of common stock issuable in the Mandatory Conversion based on the current Conversion Rate on a pre-reverse split basis) in any matter submitted to holders of common stock for vote. The consent of the holders of a majority of the total combined voting power of all classes of the Company's securities entitled to vote was necessary to authorize each of the Actions described herein.


                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         The following table sets forth certain information regarding the Company's common stock beneficially owned on May 4, 2005 for (i) each stockholder known to be the beneficial owner of 5% or more of the Company's outstanding common stock, (ii) each executive officer and director, and (iii) all executive officers and directors as a group, on an approximated pre- and post- reverse split basis. In general, a person is deemed to be a "beneficial owner" of a security if that person has or shares the power to vote or direct the voting of such security, or the power to dispose or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which the person has the right to acquire beneficial ownership within 60 days.

         For purposes of the following table, each holder of the Company's Series A Convertible Preferred Stock is deemed to own the number of shares of common stock into which the Series A Convertible Preferred Stock may be converted on a pre- and post- reverse split basis (currently 841 shares of the Company's common stock for each share of Series A Convertible Preferred Stock on a pre-reverse split basis), respectively. Unless otherwise indicated, each person in the table will have sole voting and investment power with respect to the shares shown. The following table, as of May 4, 2005, assumes a total of 740,067,719 and 25,519,607 shares of the Company's common stock outstanding, on an as-converted and pre- and post- reverse split basis, respectively.


                                             AMOUNT OF BENEFICIAL
                                                   OWNERSHIP
                                          --------------------------  PERCENT OF
                                          (PRE-REVERSE (POST-REVERSE  BENEFICIAL
       NAME OF BENEFICIAL OWNER               SPLIT)        SPLIT)     OWNERSHIP
--------------------------------------------------------------------------------

Paul Guez (1), .........................   534,574,596    18,433,647      72.23%

Meyer Abbou (1) ........................    58,136,760     2,004,741       7.86%

Philippe Naouri (1) ....................    58,136,760     2,004,741       7.86%

Alex Caugant (1) .......................    58,136,760     2,004,741       7.86%

Elizabeth Guez (1), (2) ................   534,574,596    18,433,647      72.23%

David Weiner (1) .......................             0             0       0.0%

Kevin R. Keating .......................     1,000,000        34,483       0.14%
936A Beachland Boulevard, Suite 13
Vero Beach, Florida 32963

Keating Reverse Merger Fund, LLC (2) ...    20,306,500       700,225       2.74%
5251 DTC Parkway, Suite 1090
Greenwood Village, Colorado 80111

All Executive Officers and
   Directors as a group ................   535,574,596    18,468,130      72.37%

(1) Address is c/o Antik Denim, LLC, 5804 E. Slauson Avenue Commerce, California 90040. The beneficial ownership of the Company's common stock is based on the holder's respective ownership of the Company's Series A Preferred Stock, on an as-converted basis prior to the proposed reverse split. Each share of Series A Preferred Stock is convertible into 841 shares of the Company's common stock on pre-reverse split basis. The shares of Series A Preferred Stock will immediately and automatically be converted into shares of the Company's common stock upon the approval upon the approval and effectiveness of the increase in the number of authorized shares of the Company's common stock and the reverse split as described herein.

(2)      Includes all shares beneficially owned by her spouse, Paul Guez.


                  SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers, and persons who beneficially own more than 10% of a registered class of the Company's equity securities, to file reports of beneficial ownership and changes in beneficial ownership of the Company's securities with the SEC on Forms 3 (Initial Statement of Beneficial Ownership), 4 (Statement of Changes of Beneficial Ownership of
Securities) and 5 (Annual Statement of Beneficial Ownership of Securities). Directors, executive officers and beneficial owners of more than 10% of the Company's common stock are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms that they file. Except as otherwise set forth herein, based solely on a review of the copies of such forms furnished to the Company, or written representations that no reports were required, the Company believes that for the fiscal year ended December 31, 2004, beneficial owners complied with the Section 16(a) filing requirements applicable to them in that each officer, director and beneficial owner of 10% or more of the Company's securities filed a Form 3 with the SEC and has had no change of ownership since such filing.


                             DIRECTORS AND OFFICERS

         The following table sets forth the names, positions and ages of the Company's current executive officers and directors. All directors serve until the next annual meeting of stockholders or until their successors are elected and qualified. Officers are appointed by the board of directors and their terms of office are, except to the extent governed by an employment contract, at the discretion of the board of directors.


         NAME            AGE                       POSITION
--------------------     ---     -----------------------------------------------
Paul Guez (1)             60     Chairman, Chief Executive Officer and President
Elizabeth Guez (1)        51     Chief Operating Officer
Patrick Chow (1)          51     Chief Financial Officer and Secretary
David Weiner (1)          48     Director
Kevin R. Keating (2)      65     Director


         (1) These persons were appointed to their respective positions effective April 29, 2005.

         (2)      Mr. Keating became a director effective February 9, 2005.

         Mr. Guez is the owner and Chief Executive Officer of Blue Concept, LLC and its several affiliates, which are engaged in the design, marketing, manufacturing and wholesale distribution of premium fashion collections for a growing stable of contemporary brands, including Yanuk, U, Taverniti So Jeans, Duarte Jeans, Elvis, Memphis Blues and Grail Jeans. For the nine year period prior to the formation of Blue Concept in 2002, Mr. Guez co-operated Azteca Production International, Inc., a Los Angeles based manufacturer of denim apparel. Mr. Guez started his career in the apparel industry in 1976, when he launched Sasson Jeans.

         Ms. Guez is the Chief Operating Officer for Blue Concept and several of its affiliates. From 1970 through 1978, Ms. Guez attended Monmouth (West Longbranch, NJ) and Fashion Institute of Technology of New York City. From 1974-1982, she held various buying and store line positions for the Bamberger/Macy organization. Ms. Guez subsequently held various sales and merchandising positions with Esprit de Corp, Chaus, and Jag of Beverly Hills.

         Mr. Chow was Chief Financial Officer and a director of Tarrant Apparel Group from January 2002 to August 2004 and stayed as a consultant until January, 2005. He joined Tarrant as Treasurer in November, 1998. From 1996 to 1998, he served as General Manager of Fortune Chart Consultants Limited in Hong Kong where he provided financial consulting services to corporate clients. Mr. Chow has a Bachelor of Arts degree from the University of Hong Kong and two diplomas in Banking and Financial Studies from the Chartered Institute of Bankers, United Kingdom.

         Mr. Weiner is the President of W-Net, Inc., an investment and consulting firm he founded in 1998. From December 2002 to April 2003 Mr. Weiner was Co-President for Trestle Holding Inc., a provider of digital imaging and telemedicine products. In 1993, Mr. Weiner joined K-tel, a music retailer, as Vice President of Corporate Development. After creating and successfully executing a business plan for K-tel, he advanced to the position of President in 1996, which he held until he left to form W-Net in 1998.

         Mr. Keating is an investment executive and for the past nine years has been the Branch Manager of the Vero Beach, Florida, office of Brookstreet Securities Corporation. Brookstreet is a full-service, national network of independent investment professionals. Mr. Keating services the investment needs of private clients with special emphasis on equities. For more than 35 years, he has been engaged in various aspects of the investment brokerage business. Mr. Keating began his Wall Street career with the First Boston Company in New York in 1965. From 1967 through 1974, he was employed by several institutional research boutiques where he functioned as Vice President Institutional Equity Sales. From 1974 until 1982, Mr. Keating was the President and Chief Executive Officer of Douglas Stewart, Inc., a New York Stock Exchange member firm. Since 1982, he has been associated with a variety of firms as a registered representative servicing the needs of individual investors. Mr. Keating is also the manager and sole member of Vero Management, LLC, which previously had a management agreement with the Company.

         Paul and Elizabeth Guez are husband and wife.

         The board of directors may determine to increase the size of the board from three (3) members to five (5) members. In such case, pursuant to a certain Voting Agreement, the additional two director positions will be filled by persons designated by Paul Guez. Under the terms of the Voting Agreement, for a period of one year following the Closing, the Antik Members and KRM Fund have agreed to vote their shares of the Company's common stock to elect the KRM Designate and the other persons designated by Paul Guez to fill any remaining open director positions.

                        COMMITTEES OF BOARD OF DIRECTORS

         The Company has an audit committee and audit committee charter. The Company's audit committee is comprised of all of its directors, which currently consists of Messrs. Guez, Weiner and Keating. A copy of the Company's audit committee charter is filed as an exhibit to its Annual Report filed on Form 10-KSB for the year ended December 31, 2003. The Company is not a "listed company" under SEC rules and is therefore not required to have an audit committee comprised of independent directors. The Company's board of directors has determined that its members do not include a person who is an "audit committee financial expert" within the meaning of the rules and regulations of the SEC. The Company's board of directors has determined that each of its current members is able to read and understand fundamental financial statements and has substantial business experience that results in that member's financial sophistication. Accordingly, the board of directors believes that each of its current members have the sufficient knowledge and experience necessary to fulfill the duties and obligations that an audit committee would have.

         The Company's audit committee is responsible for: (1) selection and oversight of its independent accountant; (2) establishing procedures for the receipt, retention and treatment of complaints regarding accounting, internal controls and auditing matters; (3) establishing procedures for the confidential, anonymous submission by its employees of concerns regarding accounting and auditing matters; (4) engaging outside advisors; and, (5) funding for the outside auditory and any outside advisors engagement by the audit committee.

         The Company has a disclosure committee and disclosure committee charter. Marine's disclosure committee is comprised of all of its officers and directors. The purpose of the committee is to provide assistance to its senior officers in fulfilling their responsibilities regarding the identification and disclosure of material information about the Company and the accuracy, completeness and timeliness of its financial reports. A copy of the Company's disclosure committee charter is filed as an exhibit to its Annual Report filed on Form 10-KSB for the year ended December 31, 2003.

         The Company does not have a standing compensation or nominating committee or committees performing similar functions. The duties and functions performed by such committees are performed by the full Board of Directors. Pursuant to a certain Voting Agreement, for the one year period following the Closing, KRM Fund and each former Antik Member agreed to vote their shares of the Company's common stock to elect the KRM Designate to the Company's board for a period of one year following the Closing and to vote for such other persons that may be designated by Paul Guez to fill any vacant position on the board of directors (other than the KRM Designate).

                        DIRECTOR AND OFFICER COMPENSATION

EXECUTIVE COMPENSATION OF THE COMPANY

         The following executive compensation chart highlights the compensation for the Company's executive officers. No other executive officers received salary and bonus in excess of $100,000 for the prior three fiscal years.


                                                                               LONG TERM COMPENSATION
                                                                        -----------------------------------
                                         ANNUAL COMPENSATION                     Awards             Payouts
                                 -----------------------------------    -------------------------   -------
                                                                                      Securities
        Name                                               Other        Restricted    Underlying
        and                                                Annual         Stock        Options/      LTIP        All Other
      Principal                  Salary       Bonus     Compensation     Award(s)      SARs (#)     Payouts     Compensation
      Position          Year       ($)         ($)           ($)            ($)          (2)          ($)            ($)
--------------------   -----     -------     ------     ------------    ----------   ------------   -------     ------------
Kevin R. Keating        2004       N/A        N/A           N/A             N/A          N/A          N/A            N/A
(Pres., Secr., and
Treas.) (1)
--------------------   -----     -------    -------     ------------    ----------   ------------   -------     -------------
Jeff P. Jordan          2004       $0          $0            $0             N/A          N/A          N/A            N/A
(President and          2003       $0          $0            $0             N/A          N/A          N/A            N/A
Treasurer) (2)          2002       $0          $0            $0             N/A          N/A          N/A            N/A
--------------------   -----     -------    -------     ------------    ----------   ------------   -------     ------------
Martha A. Jordan        2004       $0          $0            $0             N/A          N/A          N/A            N/A
(Secretary) (2)         2003       $0          $0            $0             N/A          N/A          N/A            N/A
                        2002       $0          $0            $0             N/A          N/A          N/A            N/A
----------

(1) Mr. Keating became President, Secretary, Treasurer, and a director effective February 9, 2005. On February 17, 2005, Marine issued Mr. Keating 1,000,000 shares of its common stock in consideration for services rendered by him, valued at $10,000. Effective April 29, 2005, Mr. Keating resigned as the President, Treasurer and Secretary of the Company.

(2) Effective as of February 9, 2005, in connection with a change of control of Marine, Jeff P. Jordan resigned as its President, Treasurer and one of its directors, Martha A. Jordan, the spouse of Mr. Jordan, resigned as its Secretary and one of its directors, and Wilbur Sebree, resigned as one of its directors.

         There were no option grants to any executive officers during the fiscal year ended December 31, 2004, and no options were exercised by any executive officer during the fiscal year ended December 31, 2004.

         The Company did not pay any compensation to any director in 2002, 2003 or 2004.

         The Company terminated its non-qualified stock option plan effective February 4, 2005 and, in connection with this termination, the Company filed a post-effective amendment to withdraw from registration any remaining shares under its then current S-8 registration statement.

EXECUTIVE COMPENSATION OF ANTIK

         The following table sets forth information concerning all compensation paid for services to Antik by its executive officers in all capacities for the period from its inception (September 13, 2004) through

December 31, 2004. No other executive officer received total annual salary and bonus in excess of $100,000 during these periods.


                                                                               LONG TERM COMPENSATION
                                                                        -----------------------------------
                                         ANNUAL COMPENSATION                     Awards             Payouts
                                 -----------------------------------    -------------------------   -------
                                                                                      Securities
        Name                                               Other        Restricted    Underlying
        and                                                Annual         Stock        Options/      LTIP        All Other
      Principal                  Salary       Bonus     Compensation     Award(s)      SARs (#)     Payouts     Compensation
      Position          Year       ($)         ($)           ($)            ($)          (2)          ($)            ($)
--------------------   -----     -------     ------     ------------    ----------   ------------   -------     ------------
Paul Guez               2004       N/A        N/A           N/A             N/A          N/A          N/A            N/A
(Chief Executive
Officer and Manager)
----------

         Under the terms of Antik's Operating Agreement dated to be effective September 13, 2004 (the "Operating Agreement"), by and among the Antik Members, including Mr. Guez, certain of the Antik Members (not including Mr. Guez) were entitled to receive, and were receiving since September 13, 2004, distributions under the Operating Agreement. Since inception through December 31, 2004, such distributions totaled $79,190. At the Closing, the terms and conditions of the Operating Agreement terminated and those Antik Members previously receiving distributions are no longer entitled to such distributions. At the Closing, Marine became the sole member of Antik and intends to establish such terms and conditions with respect to the operation and governance of Antik as it deems appropriate.

OPTION GRANTS

         Antik is a limited liability company formed under the laws of the State of California. During the period from its inception (September 13, 2004) through December 31, 2004, it did not maintain any membership interest option or profits interest plan. Accordingly, Antik did not grant options to purchase membership or profits interests during the period from its inception (September 13, 2004) through December 31, 2004.

EMPLOYMENT CONTRACTS

         Antik does not have employment agreements with any of its executive officers or key employees. Marine does not have employment agreements with any of its newly appointed executive officers.

         Antik executed a letter agreement dated March 21, 2005 with Messrs. Philippe Naouri and Alex Caugant, two of its key designers and former members, pursuant to which Antik agreed that, to the extent Antik closed its exchange transaction with Marine, Antik would, or would use its best efforts to cause Marine to, enter into employment agreements with each of Messrs. Naouri and Caugant whereby such individuals would (i) perform fashion design services for Antik or Marine, (ii) be entitled to receive annual salaries of $240,000, plus bonuses based on net sales arising from the "Antik Denim" brand apparel, and
(iii) be entitled to receive such other benefits as Antik or Marine may elect to offer to its other employees from time to time. Antik anticipates executing such agreements no later than June 1, 2005.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

THE COMPANY

         On January 20, 2005, the Company entered into an Assumption Agreement with Mr. Jeff Jordan and Intellijet Marine, Inc. ("Intellijet"), a Nevada corporation, that the Company established as a wholly-owned subsidiary. Under the Assumption Agreement, the Company transferred all of its assets, except for 21,822,570 shares of common stock of Intellijet and approximately $2,500 in cash, to Intellijet. Intellijet agreed to assume all of the Company's liabilities and obligations and to indemnify the Company for any loss the Company incurs with respect to the assumed liabilities. Mr. Jordan and Intellijet also agreed to release the Company from any and all obligations and claims whatsoever. Shares of Intellijet were subsequently distributed to the Company's stockholders and Intellijet operates as an independent company.

         On February 9, 2005, Mr. Jordan sold 15,306,500 shares of the Company's common stock owned by him to KRM Fund for a purchase price of $440,000 pursuant to a Securities Purchase Agreement.

         In connection with the completion of the transactions under the Assumption Agreement and the Securities Purchase Agreement, Mr. Jordan received full payment on the remaining principal balance under certain notes issued to him by the Company.

         On February 17, 2005, the Company entered into a contract with Vero Management, LLC ("Vero") for managerial and administrative services. Vero has not been engaged to provide, and Vero does not render, legal, accounting, auditing, investment banking or capital formation services. Kevin R. Keating is the manager of Vero. The term of the contract is for one year. In consideration of the services provided, Vero will be paid $1,000 for each month in which services are rendered. The agreement with Vero was terminated as of the Closing.

         On February 17, 2005, the Company issued 1,000,000 shares of its common stock to Kevin R. Keating, the Company's sole officer and director, for services rendered to the Company with a fair value of $10,000.

         On February 17, 2005, the Company issued 5,000,000 shares of its common stock to KRM Fund for an aggregate purchase price of $50,000.

         Kevin R. Keating, is the father of the principal member of Keating Investments, LLC. Keating Investments, LLC is the managing member of KRM Fund, which is the current majority stockholder of the Company. Keating Investments, LLC is also the managing member and 90% owner of Keating Securities, LLC, a registered broker-dealer. Kevin R. Keating is not affiliated with and has no equity interest in Keating Investments, LLC, KRM Fund or Keating Securities, LLC and disclaims any beneficial interest in the shares of the Company's common stock owned by KRM Fund. Similarly, Keating Investments, LLC, KRM Fund and Keating Securities, LLC disclaim any beneficial interest in the shares of the Company's common stock currently owned by Kevin R. Keating.

         At the Closing, the Company entered into a certain financial advisory agreement with Keating Securities, LLC under which Keating Securities, LLC was paid $350,000 by the Company for its advisory services rendered to the Company in connection with the exchange transaction.

ANTIK

         Other than the employment arrangements described above in "Executive Compensation of Antik" and the transactions described below, since September 13, 2004 (inception), there has not been, nor is there currently proposed, any transaction or series of similar transactions to which Antik was or will be a party:

         -        in which the amount involved exceeds $60,000; and

         - in which any director, executive officer, shareholder who beneficially owns 5% or more of Marine's common stock or any member of their immediate family had or will have a direct or indirect material interest.


TRANSACTIONS WITH OFFICERS, DIRECTORS AND 5% HOLDERS

         On February 28, 2005, in accordance with the provisions of the Operating Agreement described below, Paul Guez contributed piece goods inventory with a fair market value at cost of $1,200,000 to Antik.

         Antik is a party to an allocation letter agreement dated January 2, 2005 with Blue Concept, LLC, an entity co-owned by Paul and Elizabeth Guez, pursuant to which, for the year ended December 31, 2005, the parties agreed to allocate, and Antik is ultimately liable for, operating expenses of Blue Concept, LLC allocable to Antik. The allocations are to be on terms no less favorable than those that could be reasonably obtained in arms' length transactions with independent third parties and will be subject to final approval by Antik's, or its successor's, audit committee, as applicable. The allocation agreement applies to, among other matters, employees of Blue Concept, LLC providing services to or on behalf of Antik, and covers salaries, payroll taxes, and various employment benefits and benefit plans, including medical, dental and 401(k) plans for such employees. The allocation agreement also applies to other expenses consisting of utilities, common area services, rent, insurance and other office services.

         Antik is a party to a similar allocation letter agreement dated December 31, 2004 with Blue Concept, LLC, for the period from inception through December 31, 2004. Pursuant to this letter agreement, Antik was allocated approximately $104,049 per month of operating expenses allocable to its operations, or a total of $390,185 for the entire period. Antik has confirmed that such allocations were made on terms no less favorable than those that could be reasonably obtained in arms' length transactions with independent third parties.

         During the period from inception through December 31, 2004, Paul Guez and several companies co-owned by Paul Guez, provided advance loans to Antik in the form of inventory with a fair market value at cost, or cash for working capital purposes, in an amount equal to $246,857. The advances are unsecured and non-interest bearing, with no formal terms of repayment.

         Advances made by Antik's factor are collateralized by non-factored accounts receivable, inventories, general intangibles and personal guarantees executed by Blue Concept, LLC and Paul Guez. The guarantees provide that the factor may pursue claims against Blue Concept, LLC or Mr. Guez in the event that Antik defaults on its obligations to the factor.

         Under the terms of Antik's Operating Agreement dated to be effective September 13, 2004 (the "Operating Agreement"), by and among the Antik Members, including Mr. Guez, certain of the Antik Members (not including Mr. Guez) were entitled to receive, and were receiving since September 13, 2004, distributions under the Operating Agreement. Since inception through December 31, 2004, such distributions totaled $79,190. Pursuant to the provisions of the Operating Agreement, the Antik Members contributed cash or property (or agreed to contribute cash or property), including patent and trademark applications and proprietary designs and design concepts, in exchange for their respective membership interests. At the Closing, the terms and conditions of the Operating Agreement terminated and those Antik Members previously receiving advances against distributions are no longer entitled to such advances. At the Closing, Marine became the sole member of Antik and intends to establish such terms and conditions with respect to the operation and governance of Antik as it deems appropriate.

                                   NAME CHANGE

         On May 4, 2005, holders representing approximately 98.5% of the outstanding voting securities of the Company took action by written consent to change the name of the Company from Marine Jet Technology Corp. to Blue Holdings, Inc.

         The board of directors has authorized the change in the Company's name to Blue Holdings, Inc.. In the judgment of the board of directors, the change of the Company's name is desirable to more correctly reflect the business operations of the Company after its acquisition of Antik Denim, LLC, the Company's wholly-owned subsidiary, and its core operating business of designing, developing, manufacturing, marketing, distributing and selling high end fashion jeans, apparel and accessories under the "Antik Denim" brand.

         On May 4, 2005, the board of directors authorized a change in the name of the Company to Blue Holdings, Inc. and thereafter an amendment to Article FIRST of the Company's Articles of Incorporation. A form of Certificate of Amendment to the Articles of Incorporation of the Company is attached to this Information Statement as Exhibit A.

         The approval of an amendment to the Articles of Incorporation to change the Company's name requires the affirmative vote of a majority of the shares of voting securities outstanding and entitled to vote. On May 4, 2005, the action to change the name of the Company was approved by written consent of holders representing approximately 98.5% of the outstanding voting securities of the Company. As such, no vote or further action of the stockholders of the Company is required to approve the name change. You are hereby being provided with notice of the approval of the name change by less than unanimous written consent of the stockholders of the Company.

         The Company intends to file the Certificate of Amendment to the Articles of Incorporation with the Secretary of State of the State of Nevada promptly after the twentieth day after the date this Information Statement has first been sent to stockholders.

                          REVERSE SPLIT OF COMMON STOCK

         On May 4, 2005, holders representing approximately 98.5% of the outstanding voting securities of the Company took action by written consent to authorize a reverse split to reduce the number of shares of outstanding common stock at the rate of one (1) share for every 29 shares of common stock then outstanding.

         On May 4, 2005, the board of directors authorized the reverse split.

         The reverse split will change neither the number of authorized shares of common stock nor the par value per share of common stock. None of the rights of the common stock are being changed as a result of the reverse split and, therefore, the rights of the holders of common stock will remain unchanged, including the right of one vote for each share of common stock in any action requiring a vote of the holders of common stock, the right to liquidation proceeds after any preference shares, and the right to receive dividends when and if declared by the board of directors.

         Each share of Series A Convertible Preferred Stock is currently convertible into 841 shares of the Company's common stock on a pre-reverse split basis (the "Conversion Rate") and carries a number of votes equal to the number of shares of common stock issuable upon conversion. The holders of Series A Convertible Preferred Stock are entitled to vote together with the holders of the common stock, as a single class, upon all matters submitted to holders of common stock for a vote. In connection with the reverse split, the Conversion Rate will be adjusted to take into account the reduction in the number of shares of the Company's common stock currently outstanding.

         Each share of Series A Convertible Preferred Stock will immediately and automatically be converted into shares of the Company's common stock (the "Mandatory Conversion") upon the approval and effectiveness of the reverse split and the increase in the Company's authorized common stock. Accordingly, following the reverse split and the Mandatory Conversion, the holders of the currently outstanding 843,027 shares of Series A Convertible Preferred Stock will, in the aggregate, receive approximately 24,447,783 shares of the Company's common stock, representing 95.8% of the outstanding shares of the Company's common stock immediately following the reverse split and the Mandatory Conversion. The existing stockholders of the Company's common stock will, following the Mandatory Conversion and reverse split, own approximately 969,745 shares of the Company's common stock, representing 3.8% of the outstanding shares of common stock.

         The Company is presently authorized under its Articles of Incorporation to issue 45,000,000 shares of common stock. The Company is not proposing to reduce the amount of authorized shares of common stock. Following the reverse split and the Mandatory Conversion, there will be 25,519,607 shares of common stock outstanding. With an authorized number of 45,000,000 shares of common stock remaining unchanged (as described below), the Company will have unissued shares that will be available for future issuance.

         Stockholders do not have any dissenter or appraisal rights in connection with the reverse split. There will be no change in the number of stockholders as a result of the reverse split. There is no intention to take the Company private because of the reverse split or otherwise.

SPECIAL TREATMENT OF STOCKHOLDERS HOLDING FEWER THAN 2900 (BUT AT LEAST 100) COMMON SHARES AND FRACTIONAL SHARE TREATMENT

         The Company's board of directors approved special treatment of stockholders of record as of April 25, 2005 holding fewer than 2,900 shares of common stock to prevent those stockholders from holding less than 100 shares after the reverse split. The special treatment is being afforded to preserve round lot stockholders (i.e., holders owning at least 100 shares).

         Accordingly, stockholders holding less than 2,900 shares but at least 100 shares as of April 25, 2005, and who continue to hold such shares as of the record date of the reverse split ("Eligible Holders"), will receive 100 shares of common stock after the reverse split. STOCKHOLDERS PURCHASING LESS THAN 2,900 SHARES BUT AT LEAST 100 SHARES AFTER APRIL 25, 2005, AND WHO CONTINUE TO HOLD SUCH SHARES AS OF THE RECORD DATE OF THE REVERSE SPLIT, SHALL NOT BE AFFORDED SPECIAL TREATEMENT.

         The reverse split will not affect the common stock held by stockholders holding less than 100 shares as of the record date of the reverse split. The result of this special treatment is that an estimated 15,000 additional shares of common stock will be outstanding than if the reverse split identically affected all stockholders. This represents approximately .06% of the total number of shares of common stock outstanding after the reverse split.

         No fractional shares will be issued for any fractional share interest created by the reverse split and held by a stockholder with more than 100 shares after the revenue split; those stockholders will receive a full share of common stock for any fractional share interests created by the reverse split.

REASONS FOR REVERSE SPLIT AND SPECIAL TREATMENT

         The Company believes the recent per share price of the common stock may have an adverse effect on the marketability of its existing shares and the amount and percentage of transaction costs paid by individual stockholders. Based on the Company's current capital structure, the Company's ability to raise capital by issuing new shares may also be affected because the Company is very near its maximum authorization (before the increase in authorized shares described below). The reverse split is also necessary to allow for the conversion of the Series A Convertible Preferred Stock into shares of the Company's common stock.

         The Company believes that the reverse split may also be advantageous to the Company and its stockholders, because it may provide the opportunity for higher share prices based upon fewer shares outstanding. It is also a factor that most brokerage houses do not permit or favor lower-priced stocks to be used as collateral for margin accounts. Certain policies and practices of the securities industry may tend to discourage individual brokers within those firms from dealing in lower-priced stocks. Some of those policies and practices involve time-consuming procedures that make the handling of lower priced stocks economically unattractive. The brokerage commissions on the purchase or sale of lower priced stocks may also represent a higher percentage of the price than the brokerage commission on higher priced stocks.

         As a general rule, potential investors who might consider making investments in the Company may be unwilling to do so when the company has a large number of shares issued and outstanding with little or no stockholders' equity. In other words, the "dilution" which new investors would suffer would discourage them from investing, as a general rule of experience. A reduction in the total outstanding shares may, without any assurance, make the Company's capitalization structure more attractive.

         While the Company's acceptability for ultimate listing on one of the NASDAQ markets or an exchange is presently remote, but being considered, the Company believes that it is in the interests of the Company to adjust its capital structure in the direction of conformity with the NASDAQ structural requirements, including the minimum price per share and the number of round lot stockholders. At the current date, even with the proposed changes, the Company would not likely meet NASDAQ criteria. NASDAQ requirements change constantly. There is no assurance that the proposed changes will meet the requirements for or any other exchange when, and if, the Company is otherwise qualified. There is no assurance that the Company will qualify for NASDAQ.

         There is no assurance that any effect of the price of the Company's stock will result, or that the market price for the Company's common stock, immediately or shortly after the reverse split becomes effective, will rise, or that any rise which may occur will be sustained. Market conditions obey their own changes in investor attitudes and external conditions. The Company is proposing the steps it deems the best calculation to meet the market attractively, however, the Company cannot control the market's reaction. Further, there can be no assurances given that a higher market price, if it occurs as a result of the reverse split, will encourage more broker-dealers or investors to become involved in the Company's common stock.

         It should also be noted that the liquidity of the Company's common stock might be adversely affected by the reverse split given the reduced number of shares of common stock that would be outstanding after the reverse split. The Company's board of directors anticipates, however, that the expected higher market price as a result of the reverse split will reduce, to some extent, the negative effects on the liquidity and marketability of the Company's common stock inherent in some of the policies and practices of institutional investors and brokerage houses described above.

EFFECT OF REVERSE SPLIT

         The following table sets forth the effect of the reverse split and the special treatment being afforded to Eligible Holders to preserve round lot stockholders.

                 TABLE SHOWING EFFECT OF 1 FOR 29 REVERSE SPLIT

   NUMBER OF SHARES HELD BY                    NUMBER OF SHARES HELD BY
     STOCKHOLDER PRIOR TO                     STOCKHOLDER AFTER REVERSE
       REVERSE SPLIT                                    SPLIT
------------------------------        ------------------------------------------
     Less than 100 shares             Same Number as Held Prior to Reverse Split
100 shares to 2,900 Shares (1)                          100 shares
         2,901 shares                                   101 shares
         5,000 shares                                   173 shares
        10,000 shares                                   345 shares
        25,000 shares                                   863 shares
        50,000 shares                                 1,725 shares
----------
(1)      Assumes such holder is an Eligible Holder as described above.

         Under the reverse split, the number of authorized shares of common stock will not be reduced. This (along with the increase in authorized shares described below) will increase significantly the ability of the Company's board of directors to issue authorized and unissued shares of common stock without further stockholder action. The issuance in the future of such additional authorized shares of common stock may have the effect of diluting the earnings per share and book value per share, as well as the stock ownership and voting rights of the currently outstanding shares of common stock and Series A Convertible Preferred Stock. The effective increase in the number of authorized but unissued shares of common stock may be construed as having an anti-takeover effect by permitting the issuance of common stock to purchasers who might oppose a hostile takeover bid or oppose any efforts to amend or repeal certain provisions the Company's Articles of Incorporation or bylaws.

         Because the shares of common stock held by stockholders holding 99 or fewer shares of common stock will not be affected by the reverse split, and because Eligible Holders holding 2,900 or fewer shares of common stock but at least 100 shares of common stock as of April 25, 2005 and as of the record date of the reverse split will receive 100 shares of common stock after the reverse split, the reverse split will not increase the number of stockholders who own "odd lots" of less than 100 shares of common stock. Brokerage commission and other costs of transactions in odd lots are generally higher than the costs of transactions of 100 shares or more. The Company also incurs added administrative costs for holders who only hold a few shares of common stock including transfer agent fees, stockholder mailing costs, etc. Further, the Company will not suffer any reduction in current round lot holders which will assist it in meeting certain NASDAQ and exchange listing requirements, when or if the Company qualifies.

         In addition, because the shares of common stock held by stockholders holding less than 100 shares of common stock will not be affected by the reverse split, and because Eligible Holders holding 2,900 or fewer shares of common stock but at least 100 shares of common stock as of April 25, 2005 and as of the record date of the reverse split will receive 100 shares of common stock after the reverse split, the reverse split will not affect all stockholders uniformly and will adversely affect the percentage ownership interest of stockholders holding more than 100 shares of common stock, particularly those holding more than 2,900 shares of common stock. Because of the special treatment afforded these stockholders, proportionate voting rights and other rights and preferences of the holders of common stock who hold more than 100 common stock, particularly those who hold more than 5,000 shares, will also be adversely affected by the reverse split. However, this special treatment will only result in an estimated 15,000 additional shares of common stock being outstanding than if all stockholders were identically affected by the reverse split. This represents approximately .06% of the total outstanding shares of common stock after the reverse split.

STOCKHOLDERS PURCHASING LESS THAN 2,900 SHARES BUT AT LEAST 100 SHARES AFTER APRIL 25, 2005, AND WHO CONTINUE TO HOLD SUCH SHARES AS OF THE RECORD DATE OF THE REVERSE SPLIT, SHALL NOT BE AFFORDED SPECIAL TREATMENT.

NO EXCHANGE OF STOCK CERTIFICATES REQUIRED.

         Upon the reverse split becoming effective, stockholders (at their option and at their expense) may exchange their stock certificates representing pre-reverse split common shares for new certificates representing post-reverse split common shares. Stockholders are not required to exchange their stock certificates. No new certificates will be issued to a stockholder until such stockholder has surrendered such stockholder's outstanding certificate(s) together with the properly completed and executed letter of transmittal. STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATES AND SHOULD NOT SUBMIT ANY CERTIFICATES UNLESS REQUESTED TO DO SO.

ACCOUNTING CONSEQUENCES

         Upon the reverse split becoming effective, the par value per share of common stock would remain unchanged at $0.001 per share. As a result, on the effective date of the reverse split, the stated capital on the Company's balance sheet attributable to the common stock will be reduced proportionally, based on the exchange ratio of the reverse split, from its present amount, and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. The net income or loss and net book value per share of common stock will be increased because there will be fewer shares of common stock outstanding. It is not anticipated that any other accounting consequences would arise as a result of the reverse split. The foregoing accounting consequences relate solely to the effect of the reverse split, without giving effect to the Mandatory Conversion of the Series A Convertible Preferred Stock which will occur at the time the reverse split becomes effective.

REQUIRED CONSENT

         On May 4, 2005, the reverse split was approved by the written consent of holders representing approximately 98.5% of the outstanding voting securities of the Company. On May 4, 2005, the board of directors approved the reverse split. The approval of the reverse split requires the affirmative vote of a majority of the shares of voting securities outstanding and entitled to vote. As such, no vote or further action of the stockholders of the Company is required to approve the reverse split. You are hereby being provided with notice of the approval of the reverse split by less than unanimous written consent of the stockholders of the Company.

         Promptly after the twentieth day after the date this Information Statement has first been sent to stockholders, the Company intends to set the record date for the reverse split and take all other required actions to complete the reverse split consistent with the foregoing.

                       INCREASE IN AUTHORIZED COMMON STOCK

         The Company is currently authorized by its Articles of Incorporation to issue 45,000,000 shares of common stock, $0.001 par value per share ("Common Stock"), and 5,000,000 shares of preferred stock, $0.001 par value per share ("Preferred Stock"). Of the Preferred Stock, 850,000 shares have been designated as Series A Convertible Preferred Stock. As of the date of this stockholder action, there were 28,122,570 shares of common stock issued and outstanding and 843,027 shares of Series A Convertible Preferred Stock issued and outstanding. Upon approval of the reverse split, the outstanding shares of Series A Convertible Preferred Stock will convert into approximately 24,447,783 shares of the Company's common stock on a post-reverse split basis.

         In connection with the Company's acquisition of Antik Denim, LLC, the Company will likely be required to issue shares of Common Stock, options, awards and warrants in connection with employee benefit and incentive plans and employment arrangements, for financing the future operations of the acquired business, for acquiring other businesses, for forming strategic partnerships and alliances, and for stock dividends and stock splits. No specific issuances are currently anticipated, however, to the extent such issuances occur, they will result in dilution to the Company's current shareholders.

         Accordingly, the Company's board of directors believes it is in the best interests of the Company and its stockholders to increase the number of authorized shares of its Common Stock to allow for the issuance of shares of Common Stock or other securities in connection with employee benefit and incentive plans and arrangements, the financing of the operations of Antik Denim, LLC, the acquisition of other businesses, the establishment of joint ventures, and such other purposes as the board determines.

         The authorized number of shares of Preferred Stock would not be affected by the amendment.

         The increase in the authorized number of shares of Common Stock will permit the board of directors to issue additional shares of Common Stock without further approval of the stockholders of the Company; and the board of directors does not intend to seek stockholder approval prior to any issuance of the authorized capital stock unless stockholder approval is required by applicable law or stock market or exchange requirements. The issuance of additional shares of Common Stock by the Company may result in substantial dilution to the Company's existing shareholders, and such issuances may not require stockholder approval.

         Although the Company from time to time reviews various transactions that could result in the issuance of Common Stock, the Company has not reviewed any transaction to date that would result in an issuance of Common Stock. However, upon the increase in authorized shares of Common Stock being effective, the Company may begin to review transactions that may result in an issuance of Common Stock.

         Other than limited provisions under the laws of Nevada, the Company does not have in place provisions which may have an anti-takeover effect. The increase in the number of authorized shares of Common Stock may be construed as having an anti-takeover effect by permitting the issuance of Common Stock to purchasers who might oppose a hostile takeover bid or oppose any efforts to amend or repeal certain provisions the Company's Articles of Incorporation or bylaws. The increase in the authorized Common Stock did not result from the Company's knowledge of any specific effort to accumulate the Company's securities or to obtain control of the Company by means of a merger, tender offer, proxy solicitation in opposition to management or otherwise, and the Company did not take such action to increase the authorized Common Stock to enable it to frustrate any efforts by another party to acquire a controlling interest or to seek Board representation.

         The issuance of additional shares of Common Stock may have a dilutive effect on earnings per share and on the equity and voting power of existing security holders of the Company's Common Stock and Series A Convertible Preferred Stock. It may also adversely affect the market price of the Common Stock. However, if additional shares are issued in transactions whereby favorable business opportunities are provided and allow the Company to pursue its business plans, the market price may increase.

         The holders of Common Stock of the Company are entitled to one vote for each share held of record on all matters to be voted on by the shareholders of the Company.

         The holders of Common Stock are entitled to receive dividends when, as, and if declared by the board of directors out of funds legally available therefor. The Company has not recently paid dividends on its shares of Common Stock and does not intend to do so in the near future. In the event of liquidation, dissolution or winding up of the Company, the holders of the shares of Common Stock are entitled to share ratably in all assets remaining available for distribution to them after payment of liabilities and after provision has been made for each class of stock, if any, having preference over the Common Stock. Holders of shares of Common Stock have no conversion, preemptive or other subscription rights, and there are no redemption provisions applicable to the Common Stock.

         On May 4, 2005, the action to authorize an increase in the number of authorized shares of Common Stock from 45,000,000 to 75,000,000 was approved by written consent of the holders representing approximately 98.5% of the outstanding voting securities of the Company.

         On May 4, 2005, the board of directors authorized the increase, and thereafter an amendment to Article FOURTH of the Company's Articles of
Incorporation. A form of Certificate of Amendment to the Articles of Incorporation of the Company is attached to this Information Statement as Exhibit A.

         The approval of an amendment to the Articles of Incorporation to increase the number of authorized shares of Common Stock requires the affirmative vote of a majority of the shares of voting securities outstanding and entitled to vote. On May 4, 2005, the action to change the name of the Company was approved by written consent of holders representing approximately 98.5% of the outstanding voting securities of the Company. As such, no vote or further action of the stockholders of the Company is required to approve the name change. You are hereby being provided with notice of the approval of the name change by less than unanimous written consent of the stockholders of the Company.

         The Company intends to file the Certificate of Amendment to the Articles of Incorporation with the Secretary of State of the State of Nevada promptly after the twentieth day after the date this Information Statement has first been sent to stockholders.

                              STOCK INCENTIVE PLAN
GENERAL

         On May 4, 2005, the action to adopt the Company's 2005 Stock Incentive Plan (the "2005 Plan") was approved by written consent of the holders representing approximately 98.5% of the outstanding voting securities of the Company.

         On May 4, 2005, the Board of Directors of the Company approved the 2005 Plan. The 2005 Plan, and a form of stock option agreement issuable with respect to stock options issued under the 2005 Plan, are attached to this Information Statement as Exhibit B.

         The approval of the 2005 Plan requires the affirmative vote of a majority of the shares of voting securities outstanding and entitled to vote. On May 4, 2005, the action to approve the 2005 Plan was approved by written consent of holders representing approximately 98.5% of the outstanding voting securities of the Company. As such, no vote or further action of the stockholders of the Company is required to approve the name change. You are hereby being provided with notice of the approval of the name change by less than unanimous written consent of the stockholders of the Company.

         The Board of Directors approved the 2005 Plan to ensure that the Company has adequate ways in which to provide stock based compensation to its directors, officers, employees and consultants. The Board believes that the ability to grant stock-based compensation, such as stock options, is important to the Company's future success. The grant of stock-based compensation, such as stock options, can motivate high levels of performance and provide an effective means of recognizing employee and consultant contributions to the Company's success. In addition, stock-based compensation can be valuable in recruiting and retaining highly qualified technical and other key personnel who are in great demand, as well as rewarding and providing incentives to the Company's current employees and consultants.

         At May 4, 2005, the last reported sales price of the common stock on the Over the Counter Bulletin Board was $0.40 per share.


SUMMARY OF THE 2005 PLAN

The principal terms and provisions of the 2005 Plan are summarized below. As a summary, the description below is not a complete description of all of the terms of the 2005 Plan and is qualified in its entirety by reference to the full text of the 2005 Plan, which is appended as Exhibit B to this Information Statement.

TYPES OF AWARDS. Both incentive stock options, or ISOs, and nonqualified stock options, or NSOs, may be granted under the 2005 Plan. ISOs receive favorable tax treatment on exercise, and may receive favorable tax treatment on a qualifying disposition of the underlying shares. However, ISOs must comply with certain requirements regarding exercise price, maximum term and post termination exercise period, and must be issued under a shareholder-approved plan. NSOs are not subject to these requirements, nor may they receive this favorable tax treatment upon exercise. The 2005 Plan also permits the grant of stock purchase rights whereby the recipient is permitted the right to purchase shares reserved under the plan for a period of time.

NUMBER OF SHARES. Subject to adjustment as described below, the number of shares that would be available for grant of stock options under the 2005 Plan is 2,500,000 (immediately following the reverse split).

ADMINISTRATION. The 2005 Plan will be administered by the Board of Directors. The Board of Directors has the authority to select the eligible participants to whom awards are granted, to determine the types of awards and the number of shares covered and to set the terms, conditions and provisions of such awards, to cancel or suspend awards under certain conditions, and to accelerate the exercisability of awards. The Board will be authorized to interpret the 2005 Plan, to establish, amend, and rescind any rules and regulations relating to the 2005 Plan, to determine the terms of agreements entered into with recipients under the 2005 Plan, and to make all other determinations which may be necessary or advisable for the administration of the 2005 Plan.

ELIGIBILITY. Options and rights to purchase may be granted under the 2005 Plan to officers, directors, employees and consultants of the Company and its subsidiaries, including Antik Denim, LLC, as the Board from time to time selects. As of May 4, 2005, all officers, directors, employees and consultants of the Company or Antik would have been eligible to receive awards under the 2005 Plan.

STOCK OPTION GRANTS. The exercise price per share of Common Stock purchasable under any stock option will be determined by the Board, but cannot in any event be less than 100% of the fair market value of the Common Stock on the date the option is granted. The Board shall determine the term of each stock option (subject to a maximum of 10 years) and each option will be exercisable pursuant to a vesting schedule determined by the Board. The grants and the terms of ISOs shall be restricted to the extent required for qualification as ISOs by the Code. Subject to approval of the Board, options may be exercised by payment of the exercise price in cash, shares of Common Stock, which have been held for at least six months, or pursuant to a "cashless exercise" through a broker-dealer under an arrangement approved by the Company. The Company may require the grantee to pay to the Company any applicable withholding taxes that the Company are required to withhold with respect to the grant or exercise of any award. The withholding tax may be paid in cash or, subject to applicable law, the Board may permit the grantee to satisfy such obligations by the withholding or delivery of shares of Common Stock. We may withhold from any shares of Common Stock issuable pursuant to an option or from any cash amounts otherwise due from the Company to the recipient of the award an amount equal to such taxes.

STOCK PURCHASE RIGHTS. Stock purchase rights are generally treated similar to stock options with respect to exercise/purchase price, exercisability and vesting.

ADJUSTMENTS. In the event of any change affecting the shares of Common Stock by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distribution to shareholders other than cash dividends, the Board shall make such substitution or adjustment in the aggregate number of shares which may be distributed under the 2005 Plan and in the number and option price as it deems to be appropriate in order to maintain the purpose of the original grant.

TRANSFERABILITY. No option will be assignable or otherwise transferable by the grantee other than by will or the laws of descent and distribution and, during the grantee's lifetime, an option may be exercised only by the grantee.

TERMINATION OF SERVICE. If a grantee's service to the Company terminates on account of death, disability or retirement, then the grantee's unexercised options, if exercisable immediately prior to the grantee's death, disability or retirement, may be exercised in whole or in part, not later than one year after such event. If a grantee's service to the Company terminates for cause, then the grantee's unexercised option terminates effective immediately upon such termination. If a grantee's service to the Company terminates for any other reason, then the grantee's unexercised options, to the extent exercisable immediately prior to such termination, shall remain exercisable, and may be exercised in whole or in part, for a period of three months after such termination of employment

CHANGE OF CONTROL AND CERTAIN CORPORATE TRANSACTIONS. Generally, a "Change of Control" shall mean (i) the consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if more than 80% of the combined voting power (which voting power shall be calculated by assuming the conversion of all equity securities convertible (immediately or at some future time) into shares entitled to vote, but not assuming the exercise of any warrant or right to subscribe to or purchase those shares) of the continuing or surviving entity's securities outstanding immediately after such merger, consolidation or other reorganization is owned, directly or indirectly, by persons who were not shareholders of the Company immediately prior to such merger, consolidation or other reorganization; provided, however, that in making the determination of ownership by the shareholders of the Company, immediately after the reorganization, equity securities which persons own immediately before the reorganization as shareholders of another party to the transaction shall be disregarded; or (ii) the sale, transfer or other disposition of all or substantially all of the Company's assets.

A transaction shall not constitute a Change of Control if its sole purpose is to change the state of the Company's incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company's securities immediately before such transaction.

If a Change of Control occurs, the Board will determine, in its sole discretion, whether to accelerate any vested or unvested portion of any option grant. Additionally, if a Change of Control occurs, any agreement between the Company and any other party to the Change of Control may provide for (1) the continuation of any outstanding awards, (2) the assumption of the 2005 Plan or any awards by the surviving corporation or any of its affiliates, (3) cancellation of awards and substitution of other awards with substantially the same terms or economic value as the cancelled awards, or (4) cancellation of any vested or unvested portion of awards, subject to providing notice to the option holder.

LOANS AND GUARANTEES. Subject to applicable law, the Board has sole discretion to allow a grantee to defer payment to the Company of all or part of the option price or to cause the Company to loan or guarantee a third-party loan, to the grantee for all or part of the option price or all or part of the taxes resulting from the exercise of an award.

AMENDMENT AND TERMINATION. The Board of Directors may amend the 2005 Plan in any and all respects without shareholder approval, except as such shareholder approval may be required pursuant to the listing requirements of any national market system or securities exchange on which the Company's equity securities are listed.

Unless sooner terminated by the Board of Directors, the 2005 Plan will terminate on May 4, 2015.

TAX ASPECTS OF THE 2005 PLAN

FEDERAL INCOME TAX CONSEQUENCES. The following discussion summarizes the material federal income tax consequences to the Company and the participants in connection with the 2005 Plan under existing applicable provisions of the Internal Revenue Code (the "Code") and the regulations adopted pursuant to such code. The discussion is general in nature and does not address issues relating to the income tax circumstances of any specific individual employee or holder. The discussion is subject to possible future changes in the law. The discussion does not address the consequences of state, local or foreign tax laws.

NONQUALIFIED STOCK OPTIONS. A recipient will not have any taxable income at the time an NSO is granted nor will the Company be entitled to a deduction at that time. When an NSO is exercised, the grantee will have taxable ordinary income (whether the option price is paid in cash or by surrender of already owned shares of Common Stock), and the Company will be entitled to a tax deduction, in an amount equal to the excess of the fair market value of the shares to which the option exercise pertains over the option exercise price.

INCENTIVE STOCK OPTIONS. A grantee will not have any taxable income at the time an ISO is granted. Furthermore, a grantee will not have income taxable for federal income tax purposes at the time the ISO is exercised. However, the excess of the fair market value of the shares at the time of exercise over the exercise price will be a tax preference item in the year of exercise that could create an alternative minimum tax liability for the year of exercise. If a grantee disposes of the shares acquired on exercise of an ISO after the later of two years after the grant of the ISO and one year after exercise of the ISO, the gain (i.e., the excess of the proceeds received over the option price), if any, will be long-term capital gain eligible for favorable tax rates under the Code. If the grantee disposes of the shares within two years of the grant of the ISO or within one year of exercise of the ISO, the disposition is a "disqualifying disposition," and the grantee will have taxable ordinary income in the year of the disqualifying disposition equal to the lesser of (a) the difference between the fair market value of the shares and the exercise price of the shares at the time of option exercise, or (b) the difference between the sales price of the shares and the exercise price of the shares. Any gain realized from the time of option exercise to the time of the disqualifying disposition would be long-term or short-term capital gain, depending on whether the shares were sold more than one year or up to and through one year respectively, after the ISO was exercised.

The Company is not entitled to a deduction as a result of the grant or exercise of an ISO. If the grantee has ordinary income taxable as compensation as a result of a disqualifying disposition, the Company will then be entitled to a deduction in the same amount as the grantee recognizes ordinary income.

STOCK PURCHASE RIGHTS. A recipient will not have any taxable income at the time a stock purchase right is granted nor will the Company be entitled to a deduction at that time. When the stock purchased under any such right is sold, the recipient will recognize taxable ordinary income or short or long term capital gain, depending on how long the shares have been held.

Generally, Section 162(m) of the Code does not allow a tax deduction to be taken by a public company for certain compensation to the chief executive officer and the four highest compensated employees that exceeds $1,000,000 for each such employee in a taxable year. Section 162(m) of the Code provides an exception to this compensation deduction limitation in the case of certain performance-based compensation. The 2005 Plan and the grants of awards thereunder are intended to meet this performance-based compensation exception.

AWARDS UNDER THE 2005 PLAN

Awards under the 2005 Plan are made by the Board. The Board does not currently anticipate granting stock options to any particular individual under the 2005 Plan.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information concerning the Company's equity compensation plans as of May 4, 2005.

                                     NUMBER OF SECURITIES TO BE      WEIGHTED-AVERAGE         NUMBER OF SECURITIES
                                      ISSUED UPON EXERCISE OF       EXERCISE PRICE OF       REMAINING AVAILABLE FOR
                                        OUTSTANDING OPTIONS,       OUTSTANDING OPTIONS,      FUTURE ISSUANCE UNDER
                                        WARRANTS AND RIGHTS        WARRANTS AND RIGHTS     EQUITY COMPENSATION PLANS
                                     --------------------------    --------------------    -------------------------

Equity compensation plans
approved by security holders.....                0                        $N/A                          0

                                     --------------------------                            -------------------------
   Total.........................                0                        $N/A                          0
                                     ==========================                            =========================

Information  regarding the 2005 Stock  Incentive  Plan is provided above in this
Information   Statement  under  the  heading  "Stock  Incentive  Plan,"  and  is incorporated herein by this reference.

                              AVAILABLE INFORMATION

         Please read all the sections of this information statement carefully. The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended ("Exchange Act") and in accordance therewith, files reports, proxy statements and other information with the Securities and Exchange Commission. These reports, proxy statements and other information filed by the company with the SEC may be inspected without charge at the public reference section of the SEC at Judiciary Plaza, 450 Fifth Street, N.W., Washington, DC 20549. Copies of this material also may be obtained from the SEC at prescribed rates. The SEC also maintains a website that contains reports, proxy and information statements and other information regarding public companies that file reports with the SEC. Copies of these materials may be obtained from the SEC's website at http://www.sec.gov.

                    INCORPORATION OF INFORMATION BY REFERENCE

         The following documents, which are on file with the Commission (Exchange Act File No. 000-33297) are incorporated in this Information Statement by reference and made a part hereof:

         (i) Annual Report on Form 10-KSB, for the fiscal year ended December 31, 2004.

         (ii) Quarterly Report on Form 10-QSB for the quarter ended March 31, 2005.

         (iii) Current Report on Form 8-K filed April 29, 2005, reporting the closing of the transactions contemplated by the Exchange Agreement with Antik Denim, LLC.

         (iv) Current Report on Form 8-K filed April 15, 2005, reporting execution of the Exchange Agreement with Antik Denim, LLC.

         (v) Current Report on Form 8-K filed March 28, 2005, reporting the entry into a letter of intent with Antik Denim, LLC.

         (vi) Schedule 14f-1 Information Statement filed April 19, 2005, reporting the proposed change in control of the Company as a result of the acquisition of Antik Denim, LLC.

         All  documents  filed by the company  with the  Commission  pursuant to
Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this information statement and prior to the effective date hereof shall be deemed to be incorporated by reference in this information statement and shall be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated by reference in this information statement and filed with the Commission prior to the date of this information statement shall be deemed to be modified or superseded for purposes of this information statement to the extent that a statement contained herein, or in any other subsequently filed document which is deemed to be incorporated by reference herein, modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this information statement.

         The Company will provide without charge to each person to whom this information statement is delivered, upon written or oral request of such person, a copy of any or all of the foregoing documents incorporated herein by reference (other than exhibits to such documents, unless such exhibits are specifically incorporated by reference into such documents). Written or telephone requests should be directed to the Company at 5804 E. Slauson Avenue, Commerce, California 90040, and its telephone number is (323) 725-5555.


MARINE JET TECHNOLOGY CORP.

Commerce, California
May 16, 2005

                                    EXHIBIT A


                            CERTIFICATE OF AMENDMENT

                                       TO

                            ARTICLES OF INCORPORATION

                                       OF

                           MARINE JET TECHNOLOGY CORP.

                         ------------------------------
                        PURSUANT TO SECTION 78.390 OF THE
                        GENERAL CORPORATION LAW OF NEVADA
                          -----------------------------


         The   undersigned    President   of   Marine   Jet   Technology   Corp.
("Corporation") DOES HEREBY CERTIFY:

         FIRST:  The name of the Corporation is Marine Jet Technology Corp.

         SECOND: The stockholders of the Corporation approved a change in the name of the Corporation and Article First is hereby amended in its entirety to read as follows:

                                  ARTICLE FIRST

         The name of the Corporation is Blue Holdings, Inc.

         THIRD: The stockholders of the Corporation approved an increase in the number of authorized shares of the Company's Common Stock and Article Fourth of the Articles of Incorporation is amended in its entirety to read as follows:

                                 ARTICLE FOURTH

         The aggregate number of shares of all classes of stock which the Corporation shall have authority to issue is 80,000,000 shares, of which 75,000,000 shares shall be classified as common stock, $0.001 par value per share ("Common Stock"), and 5,000,000 shares shall be classified as preferred stock, $0.001 par value per share ("Preferred Stock"). The Common Stock and/or Preferred Stock of the Corporation may be issued from time to time without the approval of the stockholders and for such consideration as may be fixed from time to time by the board of directors. The board of directors may issue such shares of Common Stock and/or Preferred Stock in one or more series, with such voting powers, designations, preferences and rights or qualifications, limitations or restrictions thereof as shall be sated in the resolution or resolutions.

         FOURTH: The foregoing Amendment of the Articles of Incorporation was duly approved by the Corporation's Board of Directors and was duly adopted by the consent of the holders of a majority of the outstanding voting stock of the Corporation.

         IN WITNESS WHEREOF, I have executed this Certificate of Amendment this ___ day of June, 2005.

                                           -------------------------------------
                                           Paul Guez, President

                                    EXHIBIT B

                            2005 STOCK INCENTIVE PLAN


                       SECTION 1: GENERAL PURPOSE OF PLAN

         The name of this plan is the 2005 Stock Incentive Plan (the "PLAN"). The purpose of the Plan is to enable Marine Jet Technology Corp., a Nevada corporation (the "COMPANY"), and any Parent or any Subsidiary to obtain and retain the services of the types of Employees, Consultants and Directors who will contribute to the Company's long range success and to provide incentives which are linked directly to increases in share value which will inure to the benefit of all shareholders of the Company.

                             SECTION 2: DEFINITIONS

   For purposes of the Plan, the following terms shall be defined as set forth below:

         "ADMINISTRATOR" shall have the meaning as set forth in SECTION 3, hereof.

         "BOARD" means the Board of Directors of the Company.

         "CAUSE" means (i) failure by an Eligible Person to substantially perform his or her duties and obligations to the Company (other than any such failure resulting from his or her incapacity due to physical or mental illness);
(ii) engaging in misconduct or a fiduciary breach which is or potentially is materially injurious to the Company or its shareholders; (iii) commission of a felony; (iv) the commission of a crime against the Company which is or potentially is materially injurious to the Company; or (v) as otherwise provided in the Stock Option Agreement or Stock Purchase Agreement. For purposes of this Plan, the existence of Cause shall be determined by the Administrator in its sole discretion.

         "CHANGE IN CONTROL" shall mean:

         (1) The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if more than 80% of the combined voting power (which voting power shall be calculated by assuming the conversion of all equity securities convertible (immediately or at some future time) into shares entitled to vote, but not assuming the exercise of any warrant or right to subscribe to or purchase those shares) of the continuing or Surviving Entity's securities outstanding immediately after such merger, consolidation or other reorganization is owned, directly or indirectly, by persons who were not shareholders of the Company immediately prior to such merger, consolidation or other reorganization; PROVIDED, HOWEVER, that in making the determination of ownership by the shareholders of the Company, immediately after the reorganization, equity securities which persons own immediately before the reorganization as shareholders of another party to the transaction shall be disregarded; or

         (2) The sale, transfer or other disposition of all or substantially all of the Company's assets.

A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company's incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company's securities immediately before such transaction.

         "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

         "COMMITTEE" means a committee of the Board designated by the Board to administer the Plan.

         "COMPANY" means Marine Jet Technology Corp., a corporation organized under the laws of the State of Nevada (or any successor corporation).

         "CONSULTANT" means a consultant or advisor who is a natural person and who provides bona fide services to the Company, a Parent or a Subsidiary;
provided such services are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company's securities.

         "DATE OF GRANT" means the date on which the Administrator adopts a resolution expressly granting a Right to a Participant or, if a different date is set forth in such resolution as the Date of Grant, then such date as is set forth in such resolution.

         "DIRECTOR" means a member of the Board.

         "DISABILITY" means that the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment; provided, however, for purposes of determining the term of an ISO pursuant to SECTION 6.6 hereof, the term Disability shall have the meaning ascribed to it under Code Section 22(e)(3). The determination of whether an individual has a Disability shall be determined under procedures established by the Plan Administrator.

         "ELIGIBLE PERSON" means an Employee, Consultant or Director of the Company, any Parent or any Subsidiary.

         "EMPLOYEE" shall mean any individual who is a common-law employee (including officers) of the Company, a Parent or a Subsidiary.

         "EXERCISE  PRICE"  shall  have the  meaning  set forth in  SECTION  6.3 hereof.

         "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

         "FAIR MARKET VALUE" shall mean the fair market value of a Share, determined as follows: (i) if the Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market, the Fair Market Value of a share of Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in the Stock) on the last market trading day prior to the day of determination, as reported in the WALL STREET JOURNAL or such other source as the Administrator deems reliable; (ii) if the Stock is quoted on the Nasdaq System (but not on the Nasdaq National Market) or any similar system whereby the stock is regularly quoted by a recognized securities dealer but closing sale prices are not reported, the Fair Market Value of a share of Stock shall be the mean between the bid and asked prices for the Stock on the last market trading day prior to the day of determination, as reported in the WALL STREET JOURNAL or such other source as the Administrator deems reliable; or (iii) in the absence of an established market for the Stock, the Fair Market Value shall be determined in good faith by the Administrator and such determination shall be conclusive and binding on all persons.

         "ISO" means a Stock Option intended to qualify as an "incentive stock option" as that term is defined in Section 422(b) of the Code.

         "NON-EMPLOYEE DIRECTOR" means a member of the Board who is not an Employee of the Company, a Parent or Subsidiary, who satisfies the requirements of such term as defined in Rule 16b-3(b)(3)(i) promulgated by the Securities and Exchange Commission.

         "NON-QUALIFIED  STOCK  OPTION"  means a Stock  Option not  described in
Section 422(b) of the Code.

         "OFFEREE" means a Participant who is granted a Purchase Right pursuant to the Plan.

         "OPTIONEE" means a Participant who is granted a Stock Option pursuant to the Plan.

         "OUTSIDE DIRECTOR" means a member of the Board who is not an Employee of the Company, a Parent or Subsidiary, who satisfies the requirements of such term as defined in Treasury Regulations (26 Code of Federal Regulation Section 1.162-27(e)(3)).

         "PARENT" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

         "PARTICIPANT" means any Eligible Person selected by the Administrator, pursuant to the Administrator's authority in SECTION 3, to receive grants of Rights.

         "PLAN" means this 2005 Stock Incentive Plan, as the same may be amended or supplemented from time to time.

         "PURCHASE PRICE" shall have the meaning set forth in SECTION 7.3.

         "PURCHASE  RIGHT" means the right to purchase Stock granted pursuant to
SECTION 7.

         "RIGHTS" means Stock Options and Purchase Rights.

         "REPURCHASE RIGHT" shall have the meaning set forth in SECTION 8.7 of the Plan.

         "SERVICE" shall mean service as an Employee, Director or Consultant.

         "STOCK" means Common Stock, par vaule $0.001 per share, of the Company.

         "STOCK OPTION" or "OPTION" means an option to purchase shares of Stock granted pursuant to SECTION 6.

         "STOCK  OPTION  AGREEMENT"  shall have the meaning set forth in SECTION
6.1.

         "STOCK PURCHASE AGREEMENT" shall have the meaning set forth in SECTION 7.1.

         "SUBSIDIARY" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

         "SURVIVING ENTITY" means the Company if immediately following any merger, consolidation or similar transaction, the holders of outstanding voting securities of the Company immediately prior to the merger or consolidation own equity securities possessing more than 50% of the voting power of the corporation existing following the merger, consolidation or similar transaction. In all other cases, the other entity to the transaction and not the Company shall be the Surviving Entity. In making the determination of ownership by the shareholders of an entity immediately after the merger, consolidation or similar transaction, equity securities which the shareholders owned immediately before the merger, consolidation or similar transaction as shareholders of another party to the transaction shall be disregarded. Further, outstanding voting securities of an entity shall be calculated by assuming the conversion of all equity securities convertible (immediately or at some future time) into shares entitled to vote.

         "TEN PERCENT SHAREHOLDER" means a person who on the Date of Grant owns, either directly or through attribution as provided in Section 424 of the Code, Stock constituting more than 10% of the total combined voting power of all classes of stock of his or her employer corporation or of any Parent or Subsidiary.

                            SECTION 3: ADMINISTRATION

         3.1 ADMINISTRATOR. The Plan shall be administered by either (i) the Board or (ii) the Committee (the group that administers the Plan is referred to as the "ADMINISTRATOR").

         3.2 POWERS IN GENERAL. The Administrator shall have the power and authority to grant to Eligible Persons, pursuant to the terms of the Plan, (i) Stock Options, (ii) Purchase Rights or (iii) any combination of the foregoing.

         3.3 SPECIFIC POWERS. In particular, the Administrator shall have the authority: (i) to construe and interpret the Plan and apply its provisions;
(ii) to promulgate, amend and rescind rules and regulations relating to the administration of the Plan; (iii) to authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;
(iv) to determine when Rights are to be granted under the Plan; (v) from time to time to select, subject to the limitations set forth in this Plan, those Eligible Persons to whom Rights shall be granted; (vi) to determine the number of shares of Stock to be made subject to each

Right; (vii) to determine whether each Stock Option is to be an ISO or a Non-Qualified Stock Option; (viii) to prescribe the terms and conditions of each Stock Option and Purchase Right, including, without limitation, the Exercise Price, Purchase Price and medium of payment, vesting provisions and repurchase provisions, and to specify the provisions of the Stock Option Agreement or Stock Purchase Agreement relating to such grant or sale; (ix) to amend any outstanding Rights for the purpose of modifying the time or manner of vesting, the Purchase Price or Exercise Price, as the case may be, subject to applicable legal restrictions and to the consent of the other party to such agreement; (x) to determine the duration and purpose of leaves of absences which may be granted to a Participant without constituting termination of their employment for purposes of the Plan; (xi) to make decisions with respect to outstanding Stock Options that may become necessary upon a change in corporate control or an event that triggers anti-dilution adjustments; (xii) to the extent permitted by law, by resolution adopted by the Board, to authorize one or more officers of the Company to do one or both of the following: (a) designate eligible officers and employees of the Company or any of its subsidiaries to be recipients of Awards and (b) determine the number of such Awards to be received by such officers and employees, provided that the resolution so authorizing such officer or officers shall specify the total number of Awards such officer or officers may award; and
(xiii) to make any and all other determinations which it determines to be necessary or advisable for administration of the Plan.

         3.4 DECISIONS FINAL. All decisions made by the Administrator pursuant to the provisions of the Plan shall be final and binding on the Company and the Participants.

         3.5 THE COMMITTEE. The Board may, in its sole and absolute discretion, from time to time, and at any period of time during which the Company's Stock is registered pursuant to Section 12 of the Exchange Act shall, delegate any or all of its duties and authority with respect to the Plan to the Committee whose members are to be appointed by and to serve at the pleasure of the Board. From time to time, the Board may increase or decrease the size of the Committee, add additional members to, remove members (with or without cause) from, appoint new members in substitution therefor, and fill vacancies, however caused, in the Committee. The Committee shall act pursuant to a vote of the majority of its members or, in the case of a committee comprised of only two members, the unanimous consent of its members, whether present or not, or by the unanimous written consent of the majority of its members and minutes shall be kept of all of its meetings and copies thereof shall be provided to the Board. Subject to the limitations prescribed by the Plan and the Board, the Committee may establish and follow such rules and regulations for the conduct of its business as it may determine to be advisable. During any period of time during which the Company's Stock is registered pursuant to Section 12 of the Exchange Act, all members of the Committee shall be Non-Employee Directors and Outside Directors.

         3.6 INDEMNIFICATION. In addition to such other rights of indemnification as they may have as Directors or members of the Committee, and to the extent allowed by applicable law, the Administrator and each of the Administrator's consultants shall be indemnified by the Company against the reasonable expenses, including attorney's fees, actually incurred in connection with any action, suit or proceeding or in connection with any appeal therein, to which the Administrator or any of its consultants may be party by reason of any action taken or failure to act under or in connection with the Plan or any option granted under the Plan, and against all amounts paid by the Administrator or any of its consultants in settlement thereof (provided that the settlement has been approved by the Company, which approval shall not be unreasonably withheld) or paid by the Administrator or any of its consultants in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Administrator or any of its consultants did not act in good faith and in a manner which such person reasonably believed to be in the best interests of the Company, and in the case of a criminal proceeding, had no reason to believe that the conduct complained of was unlawful; PROVIDED, HOWEVER, that within 60 days after institution of any such action, suit or proceeding, such Administrator or any of its consultants shall, in writing, offer the Company the opportunity at its own expense to handle and defend such action, suit or proceeding.

                      SECTION 4: STOCK SUBJECT TO THE PLAN

         4.1 STOCK SUBJECT TO THE PLAN. Subject to adjustment as provided in SECTION 9, 2,500,000 shares of Common Stock shall be reserved and available for issuance under the Plan. Stock reserved hereunder may consist, in whole or in part, of authorized and unissued shares or treasury shares. Notwithstanding any portion of the foregoing to the contrary, no adjustment shall be made to the shares subject to this Plan with respect to the Company's proposed reverse stock split anticipated to occur on or around June 2005.

         4.2 BASIC LIMITATION. The maximum number of shares with respect to which Options, awards or sales of Stock may be granted under the Plan to any Participant in any one calendar year shall be 1,000,000 shares. The number of shares that are subject to Rights under the Plan shall not exceed the number of shares that then remain available for issuance under the Plan. The Company, during the term of the Plan, shall at all times reserve and keep available a sufficient number of shares to satisfy the requirements of the Plan.

         4.3 ADDITIONAL SHARES. In the event that any outstanding Option or other right for any reason expires or is canceled or otherwise terminated, the shares allocable to the unexercised portion of such Option or other right shall again be available for the purposes of the Plan. In the event that shares issued under the Plan are reacquired by the Company pursuant to the terms of any forfeiture provision or right of repurchase, such shares shall again be available for the purposes of the Plan.

                             SECTION 5: ELIGIBILITY

         Eligible Persons who are selected by the Administrator shall be eligible to be granted Rights hereunder subject to limitations set forth in this Plan; PROVIDED, HOWEVER, that only Employees shall be eligible to be granted ISOs hereunder.

                   SECTION 6: TERMS AND CONDITIONS OF OPTIONS.

         6.1 STOCK OPTION AGREEMENT. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company (the "STOCK OPTION AGREEMENT"). Such Option shall be subject to all applicable terms and conditions of the

Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Administrator deems appropriate for inclusion in a Stock Option Agreement. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.

         6.2 NUMBER OF SHARES. Each Stock Option Agreement shall specify the number of shares of Stock that are subject to the Option and shall provide for the adjustment of such number in accordance with SECTION 9, hereof. The Stock Option Agreement shall also specify whether the Option is an ISO or a Non-Qualified Stock Option.

         6.3      EXERCISE PRICE.

                  6.3.1 IN GENERAL. Each Stock Option Agreement shall state the price at which shares subject to the Stock Option may be purchased (the "EXERCISE PRICE"), which shall, with respect to Incentive Stock Options, be not less than 100% of the Fair Market Value of the Stock on the Date of Grant. In the case of Non-Qualified Stock Options, the Exercise Price shall be determined in the sole discretion of the Administrator; provided, however, that the Exercise Price shall be no less than 85% of the Fair Market Value of the shares on the Date of Grant of the Non-Qualified Stock Option.

                  6.3.2 TEN PERCENT SHAREHOLDER. A Ten Percent Shareholder shall not be eligible for designation as an Optionee or Purchaser, unless (i) the Exercise Price of a Non-Qualified Stock Option is at least 110% of the Fair Market Value of a Share on the Date of Grant, or (ii) in the case of an ISO, the Exercise Price is at least 110% of the Fair Market Value of a Share on the Date of Grant and such ISO by its terms is not exercisable after the expiration of five years from the Date of Grant.

                  6.3.3 NON-APPLICABILITY. The Exercise Price restriction applicable to Non-Qualified Stock Options required by SECTIONS 6.3.1 and 6.3.2(I) shall be inoperative if a determination is made by counsel for the Company that such Exercise Price restrictions are not required in the circumstances under applicable federal or state securities laws.

                  6.3.4 PAYMENT. The Exercise Price shall be payable in a form described in SECTION 8 hereof.

         6.4 WITHHOLDING TAXES. As a condition to the exercise of an Option, the Optionee shall make such arrangements as the Board may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such exercise or with the disposition of shares acquired by exercising an Option.

         6.5 EXERCISABILITY. Each Stock Option Agreement shall specify the date when all or any installment of the Option becomes exercisable. Subject to the preceding sentence, the exercise provisions of any Stock Option Agreement shall be determined by the Administrator, in its sole discretion.

         6.6 TERM. The Stock Option Agreement shall specify the term of the Option. No Option shall be exercised after the expiration of ten years after the date the Option is granted. In the case of an ISO granted to a Ten Percent Shareholder, the ISO shall not be exercised after the expiration of five years after the date the ISO is granted. Unless otherwise provided in the Stock Option Agreement, no Option may be exercised (i) three months after the date the Optionee's Service with the Company, its Parent or its Subsidiaries terminates if such termination is for any reason other than death, Disability or Cause,
(ii) one year after the date the Optionee's Service with the Company and its subsidiaries terminates if such termination is a result of death or Disability, and (iii) if the Optionee's Service with the Company and its Subsidiaries terminates for Cause, all outstanding Options granted to such Optionee shall expire as of the commencement of business on the date of such termination. The Administrator may, in its sole discretion, waive the accelerated expiration provided for in (i) or (ii). Outstanding Options that are not vested at the time of termination of employment for any reason shall expire at the close of business on the date of such termination.

         6.7 LEAVES OF ABSENCE. For purposes of SECTION 6.6 above, to the extent required by applicable law, Service shall be deemed to continue while the Optionee is on a bona fide leave of absence. To the extent applicable law does not require such a leave to be deemed to continue while the Optionee is on a bona fide leave of absence, such leave shall be deemed to continue if, and only if, expressly provided in writing by the Administrator or a duly authorized officer of the Company, Parent or Subsidiary for whom Optionee provides his or her services.

         6.8 MODIFICATION, EXTENSION AND ASSUMPTION OF OPTIONS. Within the limitations of the Plan, the Administrator may modify, extend or assume outstanding Options (whether granted by the Company or another issuer) or may accept the cancellation of outstanding Options (whether granted by the Company or another issuer) in return for the grant of new Options for the same or a different number of shares and at the same or a different Exercise Price. Without limiting the foregoing, the Administrator may amend a previously granted Option to fully accelerate the exercise schedule of such Option (including without limitation, in connection with a Change in Control). The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, impair the Optionee's rights or increase the Optionee's obligations under such Option. However, a termination of the Option in which the Optionee receives a cash payment equal to the difference between the Fair Market Value and the Exercise Price for all shares subject to exercise under any outstanding Option shall not be deemed to impair any rights of the Optionee or increase the Optionee's obligations under such Option.

               SECTION 7: TERMS AND CONDITIONS OF AWARDS OR SALES

         7.1 STOCK PURCHASE AGREEMENT. Each award or sale of shares of Stock under the Plan (other than upon exercise of an Option) shall be evidenced by a Stock Purchase Agreement between the Purchaser and the Company. Such award or sale shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Board deems appropriate for inclusion in a Stock Purchase Agreement. The provisions of the various Stock Purchase Agreements entered into under the Plan need not be identical.

         7.2 DURATION OF OFFERS. Unless otherwise provided in the Stock Purchase Agreement, any right to acquire shares of Stock under the Plan (other than an Option) shall automatically expire if not exercised by the Purchaser within 30 days after the grant of such right was communicated to the Purchaser by the Company.

         7.3      PURCHASE PRICE.

                  7.3.1    IN GENERAL. Each Stock Purchase Agreement shall state

the price at which the Stock subject to such Stock Purchase Agreement may be purchased (the "PURCHASE PRICE"), which, with respect to Stock Purchase Rights, shall be determined in the sole discretion of the Administrator; PROVIDED, HOWEVER, that the Purchase Price shall be no less than 85% of the Fair Market Value of the shares of Stock on either the Date of Grant or the date of purchase of the Purchase Right.

                  7.3.2 TEN PERCENT STOCKHOLDERS. A Ten Percent Stockholder shall not be eligible for designation as a Purchaser unless the Purchase Price (if any) is at least 100% of the Fair Market Value of a Share.

                  7.3.3 NON APPLICABILITY. The Purchase Price restrictions required by SECTIONS 7.3.1 and 7.3.2 shall be inoperative if a determination is made by counsel for the Company that such Purchase Price restrictions are not required in the circumstances under applicable federal or state securities laws.

                  7.3.4 PAYMENT OF PURCHASE PRICE. The Purchase Price shall be payable in a form described in SECTION 8.

         7.4 WITHHOLDING TAXES. As a condition to the purchase of shares, the Purchaser shall make such arrangements as the Board may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such purchase.

                        SECTION 8: PAYMENT; RESTRICTIONS

         8.1 GENERAL RULE. The entire Purchase Price or Exercise Price of shares issued under the Plan shall be payable in full by, as applicable, cash or check for an amount equal to the aggregate Purchase Price or Exercise Price for the number of shares being purchased, or in the discretion of the Administrator, upon such terms as the Administrator shall approve, (i) in the case of an Option, by a copy of instructions to a broker directing such broker to sell the Stock for which such Option is exercised, and to remit to the Company the aggregate Exercise Price of such Options (a "CASHLESS EXERCISE"), (ii) in the case of an Option or a sale of Stock, by paying all or a portion of the Exercise Price or Purchase Price for the number of shares being purchased by tendering Stock owned by the Optionee, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the aggregate Purchase Price of the Stock with respect to which such Option or portion thereof is thereby exercised or Stock acquired (a "STOCK-FOR-STOCK EXERCISE") or (iii) by a stock-for-stock exercise by means of attestation whereby the Optionee identifies for delivery specific shares of Stock already owned by Optionee and receives a number of shares of Stock equal to the difference between the Option shares thereby exercised and the identified attestation shares of Stock (an "ATTESTATION EXERCISE").

         8.2 WITHHOLDING PAYMENT. The Purchase Price or Exercise Price shall include payment of the amount of all federal, state, local or other income, excise or employment taxes subject to withholding (if any) by the Company or any parent or subsidiary corporation as a result of the exercise of a Stock Option. The Optionee may pay all or a portion of the tax withholding by cash or check payable to the Company, or, at the discretion of the Administrator, upon such terms as the Administrator shall approve, by (i) cashless exercise or attestation exercise; (ii) stock-for-stock exercise; (iii) in the case of an Option, by paying all or a portion of the tax withholding for the number of shares being purchased by withholding shares from any transfer or payment to the Optionee ("STOCK WITHHOLDING"); or (iv) a combination of one or more of the foregoing payment methods. Any shares issued pursuant to the exercise of an Option and transferred by the Optionee to the Company for the purpose of satisfying any withholding obligation shall not again be available for purposes of the Plan. The Fair Market Value of the number of shares subject to Stock Withholding shall not exceed an amount equal to the applicable minimum required tax withholding rates.

         8.3 SERVICES RENDERED. At the discretion of the Administrator, shares of Stock may be awarded under the Plan in consideration of services rendered to the Company, a Parent or a Subsidiary prior to the award.

         8.4 PROMISSORY NOTE. To the extent that a Stock Option Agreement or Stock Purchase Agreement so provides, in the discretion of the Administrator, upon such terms as the Administrator shall approve, all or a portion of the Exercise Price or Purchase Price (as the case may be) of shares issued under the Plan may be paid with a full-recourse promissory note; PROVIDED, HOWEVER, that payment of any portion of the Exercise Price by promissory note shall not be permitted where such loan would be prohibited by applicable laws, regulations and rules of the Securities and Exchange Commission and any other governmental agency having jurisdiction. However, in the event there is a stated par value of the shares and applicable law requires, the par value of the shares, if newly issued, shall be paid in cash or cash equivalents. The shares shall be pledged as security for payment of the principal amount of the promissory note and interest thereon. The interest rate payable under the terms of the promissory note shall not be less than the minimum rate (if any) required to avoid the imputation of additional interest under the Code. Subject to the foregoing, the Administrator (at its sole discretion) shall specify the term, interest rate, amortization requirements (if any) and other provisions of such note. Unless the Administrator determines otherwise, shares of Stock having a Fair Market Value at least equal to the principal amount of the loan shall be pledged by the holder to the Company as security for payment of the unpaid balance of the loan and such pledge shall be evidenced by a pledge agreement, the terms of which shall be determined by the Administrator, in its discretion; PROVIDED, HOWEVER, that each loan shall comply with all applicable laws, regulations and rules of the Board of Governors of the Federal Reserve System and any other governmental agency having jurisdiction.

         8.5 EXERCISE/PLEDGE. To the extent that a Stock Option Agreement or Stock Purchase Agreement so allows, in the discretion of the Administrator, upon such terms as the Administrator shall approve, payment may be made all or in part by the delivery (on a form prescribed by the Administrator) of an irrevocable direction to pledge shares to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

         8.6 WRITTEN NOTICE. The purchaser shall deliver a written notice to the Administrator requesting that the Company direct the transfer agent to issue to the purchaser (or to his designee) a certificate for the number of shares of Common Stock being exercised or purchased or, in the case of a cashless exercise or share withholding exercise, for any shares that were not sold in the cashless exercise or withheld.

         8.7 REPURCHASE RIGHTS. Each Stock Purchase Agreement may provide that the Company may repurchase the Participant's Rights as provided in this
SECTION 8.7 (the "REPURCHASE RIGHT").

                  8.7.1 REPURCHASE PRICE. The Repurchase Right shall be exercisable at a price equal to the Purchase Price.

                  8.7.2 EXERCISE OF REPURCHASE RIGHT. A Repurchase Right may be exercised only within 90 days after the termination of the Participant's Service for cash or for cancellation of indebtedness incurred in purchasing the shares; PROVIDED, HOWEVER, the Repurchase Right shall lapse at least as rapidly as to 20% of the Restricted Stock purchased hereunder each year over a period of five years from the date the Restricted Stock is purchased.

         8.8 TERMINATION OF REPURCHASE RIGHT. Each Stock Purchase Agreement shall provide that the Repurchase Rights shall have no effect with respect to, or shall lapse and cease to have effect when a determination is made by counsel for the Company that such Repurchase Rights are not permitted under applicable federal or state securities laws.

         8.9 NO TRANSFERABILITY. Except as provided herein, a Participant may not assign, sell or transfer Rights, in whole or in part, other than by will or by operation of the laws of descent and distribution.

                  8.9.1 PERMITTED TRANSFER OF NON-QUALIFIED OPTION. The Administrator, in its sole discretion may permit the transfer of a Non-Qualified Option (but not an ISO or Stock Purchase Right) as follows: (i) by gift to a member of the Participant's immediate family or (ii) by transfer by instrument to a trust providing that the Option is to be passed to beneficiaries upon death of the trustor (either or both (i) or (ii) referred to as a "PERMITTED TRANSFEREE"). For purposes of this SECTION 8.9.1, "IMMEDIATE FAMILY" shall mean the Optionee's spouse (including a former spouse subject to terms of a domestic relations order); child, stepchild, grandchild, child-in-law; parent, stepparent, grandparent, parent-in-law; sibling and sibling-in-law, and shall include adoptive relationships.

                  8.9.2 CONDITIONS OF PERMITTED TRANSFER. A transfer permitted under this SECTION 8.9 hereof may be made only upon written notice to and approval thereof by Administrator. A Permitted Transferee may not further assign, sell or transfer the transferred Option, in whole or in part, other than by will or by operation of the laws of descent and distribution. A Permitted Transferee shall agree in writing to be bound by the provisions of this Plan.

                    SECTION 9: ADJUSTMENTS; MARKET STAND-OFF

         9.1      EFFECT OF CERTAIN CHANGES.

                  9.1.1 STOCK DIVIDENDS, SPLITS, ETC. If there is any change in the number of outstanding shares of Stock by reason of a stock split, reverse stock split, stock dividend, recapitalization, combination or reclassification, then (i) the number of shares of Stock available for Rights, (ii) the number of shares of Stock covered by outstanding Rights and (iii) the Exercise Price or Purchase Price of any Stock Option or Purchase Right, in effect prior to such change, shall be proportionately adjusted by the Administrator to reflect any increase or decrease in the number of issued shares of Stock; PROVIDED, HOWEVER, that any fractional shares resulting from the adjustment shall be eliminated.

                  9.1.2 LIQUIDATION, DISSOLUTION, MERGER OR CONSOLIDATION. In the event of a dissolution or liquidation of the Company, or any corporate separation or division, including, but not limited to, a split-up, a split-off or a spin-off, or a sale of substantially all of the assets of the Company; a merger or consolidation in which the Company is not the Surviving Entity; a reverse merger in which the Company is the Surviving Entity, but the shares of Company stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; or the transfer of more than 80% of the then outstanding voting stock of the Company to another person or entity, then, the Company, to the extent permitted by applicable law, but otherwise in its sole discretion may provide for: (i) the continuation of outstanding Rights by the Company (if the Company is the Surviving Entity); (ii) the assumption of the Plan and such outstanding Rights by the Surviving Entity or its parent; (iii) the substitution by the Surviving Entity or its parent of Rights with substantially the same terms for such outstanding Rights; or (iv) the cancellation of such outstanding Rights without payment of any consideration, provided that if such Rights would be canceled in accordance with the foregoing, the Participant shall have the right, exercisable during the later of the ten-day period ending on the fifth day prior to such merger or consolidation or ten days after the Administrator provides the Rights holder a notice of cancellation, to exercise the vested portion of such Rights in whole or in part, or, if provided for by the Administrator using its sole discretion in a notice of cancellation, to exercise such Rights in whole or in part without regard to any vesting provisions in the Rights agreement.

                  9.1.3 FURTHER ADJUSTMENTS. Subject to SECTION 9.1.2, the Administrator shall have the discretion, exercisable at any time before a sale, merger, consolidation, reorganization, liquidation or Change in Control, to take such further action as it determines to be necessary or advisable, and fair and equitable to Participants, with respect to Rights. Such authorized action may include (but shall not be limited to) establishing, amending or waiving the type, terms, conditions or duration of, or restrictions on, Rights so as to provide for earlier, later, extended or additional time for exercise and other modifications, and the Administrator may take such actions with respect to all Participants, to certain categories of Participants or only to individual Participants. The Administrator may take such action before or after granting Rights to which the action relates and before or after any public announcement with respect to such sale, merger, consolidation, reorganization, liquidation or Change in Control that is the reason for such action.

                  9.1.4 PAR VALUE CHANGES. In the event of a change in the Stock of the Company as presently constituted which is limited to a change of all of its authorized shares with par value, into the same number of shares without par value, or a change in the par value, the shares resulting from any such change shall be "Stock" within the meaning of the Plan.

         9.2 DECISION OF ADMINISTRATOR FINAL. To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive; PROVIDED, HOWEVER, that each ISO granted pursuant to the Plan shall not be adjusted in a manner that causes such Stock Option to fail to continue to qualify as an ISO without the prior consent of the Optionee thereof.

         9.3 NO OTHER RIGHTS. Except as hereinbefore expressly provided in this SECTION 9, no Participant shall have any rights by reason of any subdivision or consolidation of shares of Company stock or the payment of any dividend or any other increase or decrease in the number of shares of Company stock of any class or by reason of any of the events described in SECTION 9.1, above, or any other issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class; and, except as provided in this SECTION 9, none of the foregoing events shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Stock subject to Rights. The grant of a Right pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structures or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or part of its business or assets.

         9.4 MARKET STAND-OFF. Each Stock Option Agreement and Stock Purchase Agreement may provide that, in connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act of 1933, as amended, the Participant shall agree not to sell, make any short sale of, loan, hypothecate, pledge, grant any option for the repurchase of, or otherwise dispose or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to any Stock without the prior written consent of the Company or its underwriters, for such period of time from and after the effective date of such registration statement as may be requested by the Company or such underwriters (the "MARKET STAND-OFF").

                      SECTION 10: AMENDMENT AND TERMINATION

         The Board may amend, suspend or terminate the Plan at any time and for any reason. At the time of such amendment, the Board shall determine, upon advice from counsel, whether such amendment will be contingent on shareholder approval.

                         SECTION 11: GENERAL PROVISIONS

         11.1     GENERAL RESTRICTIONS.

                  11.1.1 NO VIEW TO DISTRIBUTE. The Administrator may require each person acquiring shares of Stock pursuant to the Plan to represent to and agree with the Company in writing that such person is acquiring the shares without a view towards distribution thereof. The certificates for such shares may include any legend that the Administrator deems appropriate to reflect any restrictions on transfer.

                  11.1.2   LEGENDS.   All   certificates  for  shares  of  Stock
delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Administrator may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed and any applicable federal or state securities laws, and the Administrator may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

                  11.1.3 NO RIGHTS AS SHAREHOLDER. Except as specifically provided in this Plan, a Participant or a transferee of a Right shall have no rights as a shareholder with respect to any shares covered by the Rights until the date of the issuance of a Stock certificate to him or her for such shares, and no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions of other rights for which the record date is prior to the date such Stock certificate is issued, except as provided in SECTION 9.1, hereof.

         11.2 OTHER COMPENSATION ARRANGEMENTS. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

         11.3 DISQUALIFYING DISPOSITIONS. Any Participant who shall make a "DISPOSITION" (as defined in Section 424 of the Code) of all or any portion of an ISO within two years from the date of grant of such ISO or within one year after the issuance of the shares of Stock acquired upon exercise of such ISO shall be required to immediately advise the Company in writing as to the occurrence of the sale and the price realized upon the sale of such shares of Stock.

         11.4 REGULATORY MATTERS. Each Stock Option Agreement and Stock Purchase Agreement shall provide that no shares shall be purchased or sold thereunder unless and until (i) any then applicable requirements of state or federal laws and regulatory agencies shall have been fully complied with to the satisfaction of the Company and its counsel and (ii) if required to do so by the Company, the Optionee or Offeree shall have executed and delivered to the Company a letter of investment intent in such form and containing such provisions as the Board or Committee may require.

         11.5 RECAPITALIZATIONS. Each Stock Option Agreement and Stock Purchase Agreement shall contain provisions required to reflect the provisions of SECTION 9.

         11.6 DELIVERY. Upon exercise of a Right granted under this Plan, the Company shall issue Stock or pay any amounts due within a reasonable period of time thereafter. Subject to any statutory obligations the Company may otherwise have, for purposes of this Plan, thirty days shall be considered a reasonable period of time.

         11.7 OTHER PROVISIONS. The Stock Option Agreements and Stock Purchase Agreements authorized under the Plan may contain such other provisions not inconsistent with this Plan, including, without limitation, restrictions upon the exercise of the Rights, as the Administrator may deem advisable.

                     SECTION 12: INFORMATION TO PARTICIPANTS

         To the extent necessary to comply with California law, the Company each year shall furnish to Participants its balance sheet and income statement unless such Participants are limited to key Employees whose duties with the Company assure them access to equivalent information.

                       SECTION 13: EFFECTIVE DATE OF PLAN

         The effective date of this Plan is May 4, 2005. The adoption of the Plan is subject to approval by the Company's shareholders, which approval must be obtained within 12 months from the date the Plan is adopted by the Board. In the event that the shareholders fail to approve the Plan within 12 months after its adoption by the Board, any grants of Options or sales or awards of shares that have already occurred shall be rescinded, and no additional grants, sales or awards shall be made thereafter under the Plan.

                            SECTION 14: TERM OF PLAN

         The Plan shall terminate automatically on May 4, 2015, but no later than prior to the 10th anniversary of the effective date. No Right shall be granted pursuant to the Plan after such date, but Rights theretofore granted may extend beyond that date. The Plan may be terminated on any earlier date pursuant to SECTION 10 hereof.

                             SECTION 15: EXECUTION.

         To record the adoption of the Plan by the Board, the Company has caused its authorized officer to execute the same as of May 4, 2005.



                                      MARINE JET TECHNOLOGY CORP.


                                      -----------------------------------------
                                      By:
                                      Its:

                             STOCK OPTION AGREEMENT

                                                     OPTION GRANT ISSUED (#) ___

                            2005 STOCK INCENTIVE PLAN
                          NOTICE OF STOCK OPTION GRANT

         You have been granted the following option to purchase Common Stock of Marine Jet Technology Corp. (the "COMPANY"):

         Name of Optionee:

         Total Number of Shares Granted:

         Type of Option (ISO/Non-Qualified Stock Option):

         Exercise Price Per Share:

         Date of Grant:

         Vesting Commencement Date:

         Vesting Schedule:

         Expiration Date:

By your signature and the signature of the Company's representative below, you and the Company agree that this option is granted under and governed by the terms and conditions of the 2005 Stock Incentive Plan and the Stock Option Agreement, both of which are attached to and made a part of this document. Optionee hereby represents that both the option and any shares acquired upon exercise of the option have been or will be acquired for investment for his own account and not with a view to or for sale in connection with any distribution or resale of the security.


OPTIONEE:                                     COMPANY:


By:________________________________           By:_______________________________

Name:______________________________           Its:______________________________

                                     ANNEX I


                           2005 STOCK INCENTIVE PLAN:
                             STOCK OPTION AGREEMENT


                           SECTION 1: GRANT OF OPTION

         1.1 OPTION. On the terms and conditions set forth in the notice of stock option grant to which this agreement (the "AGREEMENT") is attached (the "NOTICE OF STOCK OPTION GRANT") and this Agreement, the Company grants to the individual named in the Notice of Stock Option Grant (the "OPTIONEE") the option to purchase at the exercise price specified in the Notice of Stock Option Grant (the "EXERCISE PRICE") the number of shares of Stock (the "SHARES") set forth in the Notice of Stock Option Grant. This option is intended to be either an ISO or a Non-Qualified Stock Option, as provided in the Notice of Stock Option Grant.

         1.2 STOCK PLAN AND DEFINED TERMS. This option is granted pursuant to and subject to the terms of the 2005 Stock Incentive Plan, as in effect on the date specified in the Notice of Stock Option Grant (which date shall be the later of (i) the date on which the Board resolved to grant this option or (ii) the first day of the Optionee's Service) and as amended from time to time (the "PLAN"), a copy of which is attached hereto and which the Optionee acknowledges having received. Capitalized terms not otherwise defined in this Agreement have the definitions ascribed to them in the Plan.

                          SECTION 2: RIGHT TO EXERCISE

         2.1 EXERCISABILITY. Subject to SECTIONS 2.2 and 2.3 below and the other conditions set forth in this Agreement, all or part of this option may be exercised prior to its expiration at the time or times set forth in the Notice of Stock Option Grant, notwithstanding the vesting provisions identified therein.

         2.2 $100,000 LIMITATION. The aggregate fair market value (determined at the time the option is granted) of the Shares with respect to which ISOs are exercisable for the first time during any calendar year (under all ISO plans of the Company and its Subsidiaries) shall not exceed $100,000. If this option is designated as an ISO in the Notice of Stock Option Grant, then to the extent (and only to the extent) the Optionee's right to exercise this option causes this option (in whole or in part) to not be treated as an ISO by reason of the $100,000 annual limitation under Section 422(d) of the Code, such options shall be treated as Non-Qualified Stock Options, but shall be exercisable by their terms. The determination of options to be treated as Non-Qualified Stock Options shall be made by taking options into account in the order in which they are granted. If the terms of this option cause the $100,000 annual limitation under Section 422(d) of the Code to be exceeded, a pro rata portion of each exercise shall be treated as the exercise of a Non-Qualified Stock Option.

         2.3 STOCKHOLDER APPROVAL. Any other provision of this Agreement notwithstanding, no portion of this option shall be exercisable at any time prior to the approval of the Plan by the Company's stockholders.

                 SECTION 3: NO TRANSFER OR ASSIGNMENT OF OPTION

         Except as provided herein, an Optionee may not assign, sell or transfer the option, in whole or in part, other than by will or by operation of the laws of descent and distribution. The Administrator, in its sole discretion may permit the transfer of a Non-Qualified Option (but not an ISO) as follows: (i) by gift to a member of the Participant's "immediate family" (as such term is defined in the Plan) or (ii) by transfer by instrument to a trust providing that the Option is to be passed to beneficiaries upon death of the trustor (either or both (i) or (ii) referred to as a "PERMITTED TRANSFEREE"). A transfer permitted under this SECTION 3 hereof may be made only upon written notice to and approval thereof by Administrator. A Permitted Transferee may not further assign, sell or transfer the transferred option, in whole or in part, other than by will or by operation of the laws of descent and distribution. A Permitted Transferee shall agree in writing to be bound by the provisions of this Plan.

                         SECTION 4: EXERCISE PROCEDURES

         4.1 NOTICE OF EXERCISE. The Optionee or the Optionee's representative may exercise this option by delivering a written notice in the form of EXHIBIT A attached hereto ("NOTICE OF EXERCISE") to the Company in the manner specified pursuant to SECTION 10.4 hereof. Such Notice of Exercise shall specify the election to exercise this option, the number of Shares for which it is being exercised and the form of payment, which must comply with SECTION 5. The Notice of Exercise shall be signed by the person who is entitled to exercise this option. In the event that this option is to be exercised by the Optionee's representative, the notice shall be accompanied by proof (satisfactory to the Company) of the representative's right to exercise this option.

         4.2 ISSUANCE OF SHARES. After receiving a proper Notice of Exercise, the Company shall cause to be issued a certificate or certificates for the Shares as to which this option has been exercised, registered in the name of the person exercising this option (or in the names of such person and his or her spouse as community property or as joint tenants with right of survivorship).

         4.3 WITHHOLDING TAXES. In the event that the Company determines that it is required to withhold any tax as a result of the exercise of this option, the Optionee, as a condition to the exercise of this option, shall make arrangements satisfactory to the Company to enable it to satisfy all withholding requirements. The Optionee shall also make arrangements satisfactory to the Company to enable it to satisfy any withholding requirements that may arise in connection with the vesting or disposition of Shares purchased by exercising this option.

                          SECTION 5: PAYMENT FOR STOCK

         5.1 GENERAL RULE. The entire Exercise Price of Shares issued under the Plan shall be payable in full by cash or check for an amount equal to the aggregate Exercise Price for the


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


number of shares being purchased. Alternatively, in the sole discretion of the Plan Administrator and upon such terms as the Plan Administrator shall approve, the Exercise Price may be paid by:

                  5.1.1 CASHLESS EXERCISE. A copy of instructions to a broker directing such broker to sell the Shares for which this option is exercised, and to remit to the Company the aggregate Exercise Price of such option ("CASHLESS EXERCISE");

                  5.1.2 STOCK-FOR-STOCK EXERCISE. Paying all or a portion of the Exercise Price for the number of Shares being purchased by tendering Shares owned by the Optionee, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the Exercise Price multiplied by the number of Shares with respect to which this option is being exercised (the "PURCHASE PRICE") ("STOCK-FOR-STOCK EXERCISE"); or

                  5.1.3 ATTESTATION EXERCISE. By a stock for stock exercise by means of attestation whereby the Optionee identifies for delivery specific Shares already owned by Optionee and receives a number of Shares equal to the difference between the Option Shares thereby exercised and the identified attestation Shares ("ATTESTATION EXERCISE").

         5.2 WITHHOLDING PAYMENT. The Exercise Price shall include payment of the amount of all federal, state, local or other income, excise or employment taxes subject to withholding (if any) by the Company or any parent or subsidiary corporation as a result of the exercise of a Stock Option. The Optionee may pay all or a portion of the tax withholding by cash or check payable to the Company, or, at the discretion of the Administrator, upon such terms as the Administrator shall approve, by (i) Cashless Exercise or Attestation Exercise; (ii) Stock-for-Stock Exercise; (iii) in the case of an Option, by paying all or a portion of the tax withholding for the number of shares being purchased by withholding shares from any transfer or payment to the Optionee ("STOCK WITHHOLDING"); or (iv) a combination of one or more of the foregoing payment methods. Any shares issued pursuant to the exercise of an Option and transferred by the Optionee to the Company for the purpose of satisfying any withholding obligation shall not again be available for purposes of the Plan. The fair market value of the number of shares subject to Stock Withholding shall not exceed an amount equal to the applicable minimum required tax withholding rates.

         5.3 PROMISSORY NOTE. The Plan Administrator, in its sole discretion, upon such terms as the Plan Administrator shall approve, may permit all or a portion of the Exercise Price of Shares issued under the Plan to be paid with a full-recourse promissory note; PROVIDED, HOWEVER, that payment of any portion of the Exercise Price by promissory note shall not be permitted where such loan would be prohibited by applicable laws, regulations and rules of the Securities and Exchange Commission and any other governmental agency having jurisdiction. However, in the event there is a stated par value of the shares and applicable law requires, the par value of the shares, if newly issued, shall be paid in cash or cash equivalents. The Shares shall be pledged as security for payment of the principal amount of the promissory note and interest thereon. Subject to the foregoing, the Plan Administrator (at its sole discretion) shall specify the term, interest rate, amortization requirements (if any) and other provisions of such note.

         5.4 EXERCISE/PLEDGE. In the discretion of the Plan Administrator, upon such terms as the Plan Administrator shall approve, payment may be made all or in part by the delivery (on a form prescribed by the Plan Administrator) of an irrevocable direction to pledge Shares to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

                         SECTION 6: TERM AND EXPIRATION

         6.1 BASIC TERM. This option shall expire and shall not be exercisable after the expiration of the earliest of (i) the Expiration Date specified in the Notice of Stock Option Grant, (ii) three months after the date the Optionee's Service with the Company and its Subsidiaries terminates if such termination is for any reason other than death, Disability or Cause, (iii) one year after the date the Optionee's Service with the Company and its Subsidiaries terminates if such termination is a result of death or Disability, and (iv) if the Optionee's Service with the Company and its Subsidiaries terminates for Cause, all outstanding Options granted to such Optionee shall expire as of the commencement of business on the date of such termination. Outstanding Options that are not vested at the time of termination of employment for any reason shall expire at the close of business on the date of such termination. The Plan Administrator shall have the sole discretion to determine when this option is to expire. For any purpose under this Agreement, Service shall be deemed to continue while the Optionee is on a bona fide leave of absence, to the extent required by applicable law. To the extent applicable law does not require such a leave to be deemed to continue while the Optionee is on a bona fide leave of absence, such leave shall be deemed to continue if, and only if, expressly provided in writing by the Administrator or a duly authorized officer of the Company, Parent or Subsidiary for whom Optionee provides his or her services.

         6.2 EXERCISE AFTER DEATH. All or part of this option may be exercised at any time before its expiration under SECTION 6.1 above by the executors or administrators of the Optionee's estate or by any person who has acquired this option directly from the Optionee by beneficiary designation, bequest or inheritance, but only to the extent that this option had become vested before the Optionee's death. When the Optionee dies, this option shall expire immediately with respect to the number of Shares for which this option is not yet vested.

         6.3 NOTICE CONCERNING ISO TREATMENT. If this option is designated as an ISO in the Notice of Stock Option Grant, it ceases to qualify for favorable tax treatment as an ISO to the extent it is exercised (i) more than three months after the date the Optionee ceases to be an Employee for any reason other than death or permanent and total disability (as defined in Section 22(e)(3) of the Code), (ii) more than 12 months after the date the Optionee ceases to be an Employee by reason of such permanent and total disability or
(iii) after the Optionee has been on a leave of absence for more than 90 days, unless the Optionee's reemployment rights are guaranteed by statute or by contract.

                     SECTION 7: LEGALITY OF INITIAL ISSUANCE

         No Shares shall be issued upon the exercise of this option unless and until the Company has determined that:

         7.1 It and the Optionee have taken any actions required to register the Shares under the Securities Act of 1933, as amended (the "SECURITIES ACT") or to perfect an exemption from the registration requirements thereof;

         7.2 Any applicable listing requirement of any stock exchange on which Stock is listed has been satisfied; and

         7.3 Any other applicable provision of state or federal law has been satisfied.

                        SECTION 8: NO REGISTRATION RIGHTS

         The Company may, but shall not be obligated to, register or qualify the sale of Shares under the Securities Act or any other applicable law. The Company shall not be obligated to take any affirmative action in order to cause the sale of Shares under this Agreement to comply with any law.

                       SECTION 9: RESTRICTIONS ON TRANSFER

         9.1 SECURITIES LAW RESTRICTIONS. Regardless of whether the offering and sale of Shares under the Plan have been registered under the Securities Act or have been registered or qualified under the securities laws of any state, the Company at its discretion may impose restrictions upon the sale, pledge or other transfer of such Shares (including the placement of appropriate legends on stock certificates or the imposition of stop-transfer instructions) if, in the judgment of the Company, such restrictions are necessary or desirable in order to achieve compliance with the Securities Act, the securities laws of any state or any other law.

         9.2 MARKET STAND-OFF. In the event of an underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Act (a "PUBLIC OFFERING"), the Optionee shall not Transfer for value any shares of Stock without the prior written consent of the Company or its underwriters, for such period of time from and after the effective date of such registration statement as may be requested by the Company or such underwriters (the "MARKET STAND-OFF"). The Market Stand-off shall be in effect for such period of time following the date of the final prospectus for the offering as may be requested by the Company or such underwriters. In the event of the declaration of a stock dividend, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company's outstanding securities without receipt of consideration, any new, substituted or additional securities which are by reason of such transaction distributed with respect to any Shares subject to the Market Stand-Off, or into which such Shares thereby become convertible, shall immediately be subject to the Market Stand-Off. In order to enforce the Market Stand-Off, the Company may impose stop-transfer instructions with respect to the Shares acquired under this Agreement until the end of the applicable stand-off period.

         9.3 LEGENDS. Certificates evidencing Shares purchased under this Agreement in an unregistered transaction may bear the following legend (and such other restrictive legends as are required or deemed advisable under the provisions of any applicable law):

         "THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED,

         AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED."

         9.4 REMOVAL OF LEGENDS. If, in the opinion of the Company and its counsel, any legend placed on a stock certificate representing Shares sold under this Agreement no longer is required, the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of Shares but without such legend.

         9.5 ADMINISTRATION. Any determination by the Company and its counsel in connection with any of the matters set forth in this SECTION 9 shall be conclusive and binding on the Optionee and all other persons.

                      SECTION 10: MISCELLANEOUS PROVISIONS

         10.1 RIGHTS AS A STOCKHOLDER. Neither the Optionee nor the Optionee's representative shall have any rights as a stockholder with respect to any Shares subject to this option until the Optionee or the Optionee's representative becomes entitled to receive such Shares by filing a notice of exercise and paying the Exercise Price pursuant to SECTION 4 and SECTION 5 hereof.

         10.2 ADJUSTMENTS. If there is any change in the number of outstanding shares of Stock by reason of a stock split, reverse stock split, stock dividend, recapitalization, combination or reclassification, then (i) the number of shares subject to this option and (ii) the Exercise Price of this option, in effect prior to such change, shall be proportionately adjusted to reflect any increase or decrease in the number of issued shares of Stock; PROVIDED, HOWEVER, that any fractional shares resulting from the adjustment shall be eliminated.

         10.3 NO RETENTION RIGHTS. Nothing in this option or in the Plan shall confer upon the Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining the Optionee) or of the Optionee, which rights are hereby expressly reserved by each, to terminate his or her Service at any time and for any reason, with or without Cause.

         10.4 NOTICE. Any notice required by the terms of this Agreement shall be given in writing and shall be deemed effective upon personal delivery or upon deposit with the United States Postal Service, by registered or certified mail, with postage and fees prepaid. Notice shall be addressed to the Optionee at the address set forth in the records of the Company. Notice shall be addressed to the Company at:

                           Marine Jet Technology Corp.
                           5804 E. Slauson Ave.
                           Commerce, CA 90040

         10.5 ENTIRE AGREEMENT. The Notice of Stock Option Grant, this Agreement and the Plan constitute the entire contract between the parties hereto with regard to the subject matter hereof. They supersede any other agreements, representations or understandings (whether oral or written and whether express or implied) that relate to the subject matter hereof.

         10.6 CHOICE OF LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA, WITHOUT
REGARD TO ITS CHOICE OF LAWS PROVISIONS, AS CALIFORNIA LAWS ARE APPLIED TO CONTRACTS ENTERED INTO AND PERFORMED IN SUCH STATE.

         10.7 ATTORNEYS' FEES. In the event that any action, suit or proceeding is instituted upon any breach of this Agreement, the prevailing party shall be paid by the other party thereto an amount equal to all of the prevailing party's costs and expenses, including attorneys' fees incurred in each and every such action, suit or proceeding (including any and all appeals or petitions therefrom). As used in this Agreement, "ATTORNEYS' FEES" shall mean the full and actual cost of any legal services actually performed in connection with the matter involved calculated on the basis of the usual fee charged by the attorney performing such services and shall not be limited to "reasonable attorneys' fees" as defined in any statute or rule of court.

                                    EXHIBIT A

                               NOTICE OF EXERCISE

                 (To be signed only upon exercise of the Option)

         Marine Jet Technology Corp.
         5804 E. Slauson Ave.
         Commerce, CA 90040

         The undersigned, the holder of the enclosed Stock Option Agreement, hereby irrevocably elects to exercise the purchase rights represented by the Option and to purchase thereunder ______* shares of Common Stock of Marine Jet Technology Corp. (the "COMPANY"), and herewith encloses payment of $_______ and/or _________ shares of the Company's common stock in full payment of the purchase price of such shares being purchased.


Dated:
      ------------------------------

YOUR STOCK MAY BE SUBJECT TO RESTRICTIONS AND FORFEITABLE UNDER THE NOTICE OF STOCK OPTION GRANT AND STOCK OPTION AGREEMENT


                                    --------------------------------------------
                                    (Signature must conform in all respects to name of holder as specified on the face of the Option)



                                    --------------------------------------------
                                    (Please Print Name)



                                    --------------------------------------------
                                    (Address)


              * Insert here the number of shares called for on the face of the Option, or, in the case of a partial exercise, the number of shares being exercised, in either case without making any adjustment for additional Common Stock of the Company, other securities or property that, pursuant to the adjustment provisions of the Option, may be deliverable upon exercise.